GENISYS RESERVATION SYSTEMS, INC.
                                                2401 MORRIS AVENUE
                                              UNION, NEW JERSEY 07083


                                     Notice of Annual Meeting of Stockholders


To our Stockholders:

         The Annual Meeting of Stockholders of Genisys Reservation Systems, Inc., a New Jersey corporation, will be held on Wednesday, December 17,1997, at 10:30 a.m. local time, at the offices of the Company at 2401 Morris Avenue, 3rd Floor, Union, New Jersey, 07083, to consider and act upon the following matters. A proxy card for your use in voting on these matters is also enclosed.

         1. Electing six (6) directors for a term expiring in 1998 as recommended by the Board of Directors.


         2. Approval of the Company's 1997 Stock Incentive Plan dated May 12,1997.

         3. Ratifying the appointment of independent auditors to examine and report on the financial statements of the Corporation for fiscal 1997, as recommended by the Board of Directors.

         4. Transacting any other business that may properly come before the meeting or any adjournment thereof.

         Only Common stockholders of record at the close of business on November 12,1997, are entitled to notice of and to vote at the meeting.

Dated: November 12, 1997

                                            By Order of the Board of Directors


                                            John H. Wasko
                                            Secretary
______________________________________________________________
Your Proxy is important no matter how many shares you own. Please mark your vote, fill in the date, sign and mail it today in the accompanying self-addressed envelope which requires no postage if mailed in the United States.

                                          ANNUAL MEETING OF STOCKHOLDERS

                                                        OF

                                         GENISYS RESERVATION SYSTEMS, INC.

                                                 December 17, 1997
                                                 _________________

                                                  PROXY STATEMENT
                                                 _________________

                                                GENERAL INFORMATION

Proxy Solicitation

This Proxy Statement is furnished to the holders of Common Stock, $.0001 par value per share ("Common Stock"), of Genisys Reservation Systems, Inc. and Subsidiaries ("Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held on December 17, 1997, or at any continuation or adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business which will come before the meeting. Proxies for use at the meeting will be mailed to stockholders on or about November 12 , 1997 and will be solicited chiefly by mail, but additional solicitation may be made by telephone, telegram or other means of telecommunications by directors, officers, consultants or regular employees of the Company. The Company may enlist the assistance of brokerage houses, fiduciaries, custodians and other like parties in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing the proxy material, will be borne by the Company. Revocability and Voting of Proxy A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote "FOR" each of the nominees for director as described in Proposal No. 1, "FOR" the ratification of the stock option plan as described in Proposal No. 2 and "FOR" the appointment of Auditors as described in Proposal No. 3. Proxies marked as abstaining will be treated as present for purposes of determining a quorum for
                                                         2
the Annual Meeting, but will not be counted as voting in respect of any matter as to which abstinence is indicated. If any other matters properly come before the meeting or any continuation or adjournment thereof, the proxies intend to vote in accordance with their best judgment.
Record Date and Voting Rights

Only stockholders of record at the close of business on November 12, 1997 are entitled to notice of and to vote at the Annual Meeting or any continuation or adjournment thereof. On that date there were 4,355,594 shares of the Company's Common Stock outstanding. Each share of Common Stock is entitled to one vote per share. Any share of Common Stock held of record on November 12, 1997 shall be assumed, by the Board of Directors, to be owned beneficially by the record holder thereof for the period shown on the Company's stockholder records. The affirmative vote of a majority of the stockholders present in person or by proxy at the meeting is required for the election of the directors to be elected and to approve the 1997 Stock Incentive Plan. Directors and officers of the Company holding approximately 46.6 % of the outstanding Common Stock of the Company intend to vote "FOR" the slate of directors, "FOR" the adoption of the 1997 Stock Incentive Plan and "FOR" the appointment of Auditors.


                                                  PROPOSAL NO. 1

                                               ELECTION OF DIRECTORS
The By-Laws of the Company provide for a Board of Directors of not less than three (3) members. The Board of Directors currently consists of seven (7) members. The Board of Directors has fixed the number of directors at six (6) in accordance with the provisions of the Company's By-laws. At the meeting, six (6) directors will be elected to serve until the 1998 Annual Meeting of Stockholders and until their successors have been elected and qualified. Any vacancy or vacancies which occur during the year may be filled by the Board of Directors, and any directors so appointed must stand for reelection at the next annual meeting of stockholders. .

All nominees have consented to be named and have indicated their intent to serve if elected. The Company has no reason to believe that any of these nominees are unavailable for election. However, if any of the nominees become unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as the Board of Directors of the Company may recommend in the place of such nominee or nominees. It is intended that proxies, unless marked to the contrary, will be voted in favor of the election of the nominees. .

The Board of Directors recommends that the stockholders vote "FOR" the election of the following six nominees (Item No. 1 on the proxy card).


                                              NOMINEES FOR ELECTION


Name                                         Age               Position

Lawrence Burk                               56                President, Chief Executive Officer and Director

John H. Wasko                               59                Chief Financial Officer,
                                                              Secretary, Treasurer
                                                              and Director

Mark A. Kenny                               44                Director

David W. Sass                               61                Director

S. Charles Tabak                            65                Director

Warren D. Bagatelle                         59                Chairman

The Company's Audit and  Compensation  Committees  consist of Messrs.  Warren D.
Bagatelle, S. Charles Tabak and David W. Sass. All officers of the Company devote their full time to the Company's business.

Lawrence E. Burk joined the Company on June 23, 1997, as President, Chief Executive Officer, and Director following a 27 year career with Alexander & Alexander Services. From 1993 to early 1996, Mr. Burk served as Chairman and CEO of Alexander & Alexander, Inc., the U.S. Retail Subsidiary of A & A Services, and from early 1996 until the company's acquisition by AON Corporation in late 1996, Mr. Burk served as President and Chief Operating Officer of A & A International, the company's global retail operation. Mr. Burk served on the company's Global Retail Board from 1985; on A & A Services Operations Board from 1989; and on A & A Inc.s' Executive Committee and Operations Board from 1989. A & A was a NYSE listed Financial Services firm with revenues of over $1.3 billion. Mr. Burk has a B.A. degree in Economics from Southern Illinois University and is a member of the schools' Advisory Board.

John H. Wasko has served the Company as a Director since April, 1986, as Secretary since September 1995, and as Treasurer and Chief Financial Officer since April 1996. Mr. Wasko has also served the Company as President and Chairman of the Board since its inception to August 1995, and as Treasurer from April 1986 to September 1987 and from May 1988 to August 1995. Mr. Wasko has also served as Chairman of the Board, President and Director of JEC Lasers, Inc., presently an inactive company, since it was organized in September 1977. He was awarded a bachelor of science degree in physics in 1963 and a master of science degree in physics (summa cum laude) in 1965 from Fairleigh Dickinson University.

Mark A. Kenny, currently an employee of the Company, served as the Company's Executive Vice President from August 1995 to October 1996 and as a Director since August 1995. He has also served as Executive Vice President of Corporate Travel Link, Inc. the Company's wholly owned subsidiary ("Travel Link") from inception, March 1994 to November 1996 and as a Director since inception. From 1974 to November 1996, he was a partner of Country Club Transportation Services, a provider of limousine services, which he co-founded in 1974. Mr. Kenny is one of the original members of the New Jersey Business Travel Association and attended Seton Hall Preparatory School and Seton Hall University. He is also a member of the Association of Corporate Travel Executives and a charter member of the New Jersey Limousine Association.

  David W. Sass has been a Director since
April, 1997 and has been a practicing attorney in New York City for the past 37 years and is currently a senior partner in the law firm of McLaughlin & Stern, LLP, securities counsel to the Company. Mr. Sass is also an officer of Ionic Fuel Technology, Inc., a company engaged in the sale and distribution of emission control systems, a director of The Harmat Organization, Inc., a New York based construction company and a member and Vice Chairman of the Board of Trustees of Ithaca College. Mr. Sass earned a B.A. from Ithaca College, a J.D. from Temple University School of Law and an L.L.M. (in taxation) from New York University School of Law.

 S.  Charles  Tabak has been a Director  since  April,
1997. Since 1991 he has been the Chief Executive Officer of Arc Medical & Professional, Inc., an employment agency specializing in placement of scientific, medical and office personnel. From 1969 to 1990, he was the Executive Vice President and General Counsel for Channel Home Centers Inc. From 1967 to 1969, he was the Director of Finance of J.J. Newbury Co. Mr. Tabak is a past member of the Board of Directors of Channel Home Centers, Inc. and Charge A Plate Group of Greater New York. He is a graduate of both NYU School of Business and School of Law, and is admitted to practice law in New York state and before the U.S. Supreme Court.

 Warren D. Bagatelle has been a Director and Chairman of the Board of the Company since August, 1995. He served as Chief Executive Officer of the Company from December 1996 through June, 1997. Since 1988, he has been a Managing Director at Loeb Partners Corporation, a New York City investment banking firm. Mr. Bagatelle is also a director of Energy Research Corporation, a company engaged in the development and commercialization of electrical storage and power generation equipment, principally fuel cells and rechargeable storage batteries. Mr. Bagatelle has a B.A. in economics from Union College and an M.B.A. from Rutgers University. During 1997 the Board of Directors held 10 meetings and acted one time on unanimous written consent. No directors received compensation for serving as directors during the fiscal year ended December 31, 1996. It is anticipated that outside directors will receive $1,000 for each board meeting attended in person and $250 for each committee meeting attended in person, as compensation for serving in such capacities during the fiscal year ending December 31, 1997.

                                                  PROPOSAL NO. 2

                                         ADOPTION OF THE STOCK OPTION PLAN

The Board of Directors propose the approval and ratification of the Company's 1997 Stock Incentive Plan ("Plan"). The purpose of the Plan is to further the long-term stability, continuing growth and financial success of the Company by attracting and retaining key employees, directors and selected advisors of the Company through the use of stock incentives, while stimulating the efforts of these individuals upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. It is believed that it will strengthen their desire to remain with the Company and will further the identification of those persons' interests with those of the Company's stockholders.

The Plan provides that five-year options to purchase up to 500,000 shares of Common Stock may be issued to the Company's employees and outside directors. All present and future employees shall be eligible to receive Incentive Awards under the Plan, and all present and future non-employee Directors shall be eligible to receive Non-Statutory Options under the Plan. An eligible employee or non-employee Director shall be notified in writing stating the number of shares for which Options are granted, the Option price per share, and conditions surrounding the grant and exercise of the Options.

The exercise price of shares of Company Stock covered by an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an Incentive Stock Option is granted to an Employee who, at the time of the grant, is a 10% Shareholder, then the exercise price of the shares covered by the Incentive Stock Option shall be not less than 110 % of the Fair Market Value of such shares on the Date of Grant. The exercise price of shares covered a Non-statutory Stock Option shall be not less than 85 % of the Fair Market Value of such shares on the Date of Grant.
The Plan shall be administered by a Committee, which shall be appointed by the Board, and which shall consist of a minimum of two Board members.

Subject to stockholder approval of the Plan, options have been granted under the Plan to each of David W. Sass and S. Charles Tabak (10,000 shares at an exercise price of $6.00 per share); Lawrence E. Burk (200,000 shares at an exercise price of $6.00 per share), and other employees of the Company at prices ranging from $6.00 to $8.625 per share.

The Board of Directors recommends that the stockholders vote "FOR" adoption of the Plan (Item No. 2 on the proxy card).

                                            PROPOSAL NO. 3

                  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Wiss & Company, LLP as independent auditors to examine and report on the consolidated financial statements of the Company for the year ending December
31, 1997, subject to stockholder approval.

         During the year ending December 31, 1997, Wiss & Company, LLP provided the Company with audit services, including examinations of and reporting on the Company's consolidated financial statements, as well as those of its subsidiaries. Audit services also included a review of filings with the Securities and Exchange Commission and the Company's annual report on Form 10-KSB.

         Ratification of the appointment of Wiss & Company, LLP as independent auditors requires the affirmative vote of a majority of the votes cast at the meeting by holders of the Corporation's
Common Stock.

         A representative of Wiss & Company, LLP will be present at the Annual Meeting.

         The Board of Directors recommends that the stockholders vote "FOR" ratification of this appointment (Item No. 3 on the proxy card).


SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following tabulation shows the security ownership as of November 12, 1997 of
(i) each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, (not including Steven E. Pollan who is the record owner of 293,216 shares. The Company contends it has the right to cancel such shares, because of certain disputes it has with Mr. Pollan. See "Certain Transactions," below ), (ii) each Director and Officer of the Company and (iii) all Directors and Officers as a group.

                                                     NUMBER OF                                   PERCENT
NAME & ADDRESS                                       SHARES OWNED                                OF CLASS

Loeb Holding Corporation
As Escrow Agent (1)
61 Broadway
New York, NY 10006                                            1,053,679                                   22.16%



                                                         7


Warren D. Bagatelle  (1)
Loeb Partners Corporation
61 Broadway
New York, NY 10006                                            1,053,679                                   22.16%

Joseph Cutrona
82 Kendall Drive
Parlin, New Jersey, 08859                                           377,350                                             8.66%


Mark A. Kenny
Genisys Reservation Systems
2401 Morris Avenue
Union, NJ 07083                                               574,175                            13.18%


John H. Wasko  (2)
Genisys Reservation Systems
2401 Morris Avenue
Union, NJ 07083                                               102,046                                     2.32%

Lawrence E. Burk (3)
Genisys Reservation Systems
2401 Morris Avenue
Union, NJ 07083                                                205,000                                    4.50%


S. Charles Tabak (4)
ARC Medical Professional Personnel
36 Route 10W, Suite D
East Hanover, NJ 07936                                          10,000                                    *

David W. Sass (4)
McLaughlin & Stern, LLP
260 Madison Ave. 18th Fl.
New York, NY 10016                                              15,000                                    *

All Officers and Directors
as a group (7 persons)                                           2,337,250                                 46.60%

---------------------
* less than 1%

(1) Includes 653,679 shares of Common Stock purchased by Loeb Holding Corporation, as escrow agent for Warren D. Bagatelle, Managing Director of Loeb Partners Corp., HSB Capital (of which Warren Bagatelle is a partner), trusts for the benefit of families of two principals of Loeb Holding Corporation and three unaffiliated persons and 400,000 shares of Common Stock issuable upon conversion of two Convertible Notes aggregating $37,500. Loeb Holding Corporation disclaims any beneficial interest in these shares.


(2) Includes 14,362 shares of Common Stock owned of record by Joan E. Wasko, John Wasko's wife, of which Mr. Wasko disclaims beneficial ownership, but of which he may be deemed beneficial owner and a five (5) year option to purchase 35,000 shares of the Company's Common Stock at a price of $2.00 per share granted to Mr. Wasko by the Company on November 1, 1996 and 5,333 shares of Common Stock issuable upon conversion of Mr. Wasko's prorata share of a Convertible Note in the principal amount of $12,500.

(3) Includes a five (5) year option to purchase an aggregate of 200,000 shares of Common Stock at a price of $6.00 per share issued on September 23, 1997.

(4) Includes a five (5) year option to purchase 10,000 shares of Common Stock at a price of $6.00 per share issued on September 23, 1997.

Messrs. Cutrona and Kenny may be deemed to be "parents" and "promoters" of the Company, as those terms are defined in the rules and regulations of the Securities Act of 1933, as amended.


                                    EXECUTIVE COMPENSATION

         No executive officer received aggregate compensation exceeding $100,000 in the fiscal year 1996.


                                               CERTAIN TRANSACTIONS
In August 1994 Joseph Cutrona and Mark A. Kenny each received a total of 666,433 shares of the Company's common stock for services to be provided to the Company.

During February 1995, the Company issued 45,765 shares of its Common Stock in repayment of certain liabilities totaling $251,702. Those liabilities include notes payable to Saddle Brook Investors of $149,633, note payable plus accrued interest to an Officer and Director of $34,273 and certain accounts payable of $67,796.

In February 1995, Loeb Holding Corporation, as escrow agent ("Loeb"), for Warren
D. Bagatelle, HSB Capital, trusts for the benefit of families of two principals of Loeb Holding Corporation and three unaffiliated individuals, agreed to loan the Company $500,000 evidenced by a series of Convertible Promissory Notes. In September, 1995, Loeb converted the Convertible
                                                         9

Promissory Notes into 841,455 common shares of the Company and two Term Promissory Notes, one in the principal amount of $475,000 and the other in the principal amount of $25,000.

The principal amount of the $475,000 Term Promissory Note is to be repaid in twelve equal quarterly payments commencing two (2) years from the date of said note. Prepayments may be made at any time without penalty. Interest is accrued at a rate of 9% per annum and interest payments are to made quarterly at the end of each calendar quarter, or at such earlier date that the Term Promissory Note becomes due and payable as a result of acceleration, prepayment or as otherwise provided therein. Interest began to run from the date that the monies were advanced to the Company.

The Term Promissory Note in the amount of $25,000 and an additional Note in the amount of $12,500 issued in December 1995 and discussed below have been modified. Such Notes provide for accrued interest at the rate of 9% per annum payable quarterly commencing September 1997 and unless previously converted the principal amount of each note is to be repaid in twelve equal quarterly installments, commencing April 1, 1998, or on such earlier date as such notes provide. The notes are convertible at the sole option of the holder into an aggregate of 400,000 common shares of the Company.

During March 1995, John H. Wasko, then President of the Company, upon exercise of his own option, acquired 70,520 shares of the Common Stock of the Company at an exercise price of $0.02145 per share.

On March 3, 1995, the Company and JEC Lasers, Inc. ("JEC") signed a purchase agreement whereby JEC acquired all of the assets, rights and properties relating to the Company's CO2 laser research and development agreement with LCL, subject to certain liabilities, in full consideration for the forgiveness of the indebtedness of the Company to JEC in the amount of $345,593 owed as of February 28, 1995.

On August 11, 1995, Robotic Lasers, Inc. acquired Travel Link by issuing 1,682,924 shares of restricted new Common Stock of the Company in exchange for the shares of the common stock of Travel Link owned by Joseph Cutrona, Mark A. Kenny and Steven E. Pollan, which represented all the issued and outstanding shares of common stock of Travel Link.

In August 1995 the Company granted Mr. Wasko a five (5) year option to purchase 25,000 shares of Common Stock at a price of $0.60 per share, which option has been exercised. In November, 1996 the Company granted Mr. Wasko a five (5) year option to purchase 35,000 shares of Common Stock at a price of $2.00 per share.

On September 5, 1995 the Company entered into a three year consulting and investment banking agreement with Loeb Partners Corporation. Under the terms of the agreement the Company pays Loeb Partners Corporation $3,000 per month. Loeb Partners Corporation will also receive a fee for arranging private financing and acquisitions. Mr. Warren D. Bagatelle, a Director and Chairman of the Company, is a Managing Director of Loeb Partners Corporation.

During December 1995, Loeb agreed to loan the Company $250,000 evidenced by a series of Convertible Promissory Notes ("Convertible Promissory Notes"). In November 1996, Loeb converted the Convertible Promissory Notes into (i) two Term Promissory Notes, one in the principal amount of $237,500 and the other in the principal amount of $12,500 issued in December 1995 and discussed below and (ii) 420,728 shares of Common Stock of the Company, of which 420,000 shares of Common Stock are owned by four unaffiliated parties. Loeb Holding Corporation did not receive any shares of Common Stock in this transaction.

The principal amount of the $237,500 Term Promissory Note is to be repaid in twelve equal quarterly payments commencing two (2) years from the date thereof. Prepayments may be made at any time without penalty. Interest is accrued at a rate of 9% per annum and interest payments are to be made quarterly at the end of each calendar quarter, or at such earlier date that the Term Promissory Note becomes due and payable as a result of acceleration, prepayment or as otherwise provided therein. Interest began to run from the date that the monies were advanced to the Company.

In August 1996, the Company gave notice to Mr. Pollan that it was canceling the 333,216 shares of Common Stock which had been issued to him in August of 1995. It is the Company's position that the Common Stock should be canceled because, among other reasons, Mr. Pollan failed to provide the services to the Company which were to be the consideration for the issuance of the shares. Mr. Pollan has commenced an action against the Company and others in the New Jersey Federal Court which contests the Company's effort to cancel the shares issued to him, and which seeks monetary damages and other relief. The action is in its preliminary stages, and no assurance can be given as to its ultimate outcome.

During the quarters ended September 30, 1996 and December 31, 1996, in order to raise additional working capital for the Company, Joseph Cutrona, former President of the Company, sold a total of 37,600 shares of restricted Common Stock of the Company owned by him to nineteen unaffiliated third parties at prices ranging from $2.00 to $2.50 per share for total proceeds of $76,500 which Mr. Cutrona remitted to the Company in the form of a capital contribution. In February 1997 Mr. Cutrona sold an additional 9,850 shares of restricted Common Stock to five unaffiliated third parties at a price of $2.00 per share for total proceeds of $19,700, which Mr. Cutrona remitted to the Company in the form of an additional capital contribution. Mr. Mark A. Kenny has issued 23,725 of his own shares of restricted Common Stock to Mr. Cutrona as reimbursement for one-half of the number of shares sold by Mr. Cutrona.

On October 10, 1996, the Company, Joseph Cutrona, Mark A. Kenny and Prosoft, Inc. signed an agreement whereby Mr. Cutrona and Mr. Kenny each agreed to transfer 14,533 shares of restricted Common Stock owned by them to Prosoft, Inc., or its designees, upon completion of the design and satisfactory development of the Genisys Payment System. Prosoft agreed to accept the 29,066 shares at a negotiated price of $3.75 per share in satisfaction of $108,997.50 which would be owed to Prosoft, Inc. by the Company upon completion of the Genisys Payment System. This transfer has been completed. The Company has agreed to issue an equal number of new shares of restricted Common Stock to Messrs. Cutrona and Kenny in six equal installments if the Company meets certain performance criteria on six specified dates.

During November and December 1996, the Company and Loeb Holding Corporation signed four eighteen (18) month Promissory Notes whereby Loeb Holding Corporation loaned the Company the sums of $75,000, $30,000, $10,000 and $95,000 (totaling $210,00). The Promissory Notes which bear interest at 10%, mature on May 11, 1998, May 25, 1998, June 2, 1998 and June 9, 1998.

The Company believes that each of these transactions was entered into on terms at least as favorable to the Company as could have been obtained from unaffiliated third parties.

The transactions described above involve actual or potential conflicts of interest between the Company and its officers or directors. In order to reduce the potential for conflicts of interest between the Company and its officers and directors, prior to entering into any transaction in which a potential material conflict of interest might exist, the Company's policy has been and will continue to be, that the Company does not enter into transactions with officers, directors or other affiliates unless the terms of the transaction are at least as favorable to the Company as those which would have been obtainable from an unaffiliated source. As of the date hereof, the Company has no plans to enter into any additional transactions which involve actual or potential conflicts of interest between the Company and its officers or directors. Should the Company enter into any such transaction in the future, it will not do so without first obtaining at least one fairness opinion from, depending on the nature of the transaction, either its own independent directors or from an independent investment banking firm.


                                          OTHER BUSINESS TO BE TRANSACTED

As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the Annual Meeting of Stockholders. As for any business that may properly come before the Annual Meeting or any continuation or adjournment thereof, the Proxies confer discretionary authority to the person named therein. These persons will vote or act in accordance with their best judgment with respect thereto.

                                           ANNUAL REPORT TO STOCKHOLDERS

The Annual Report on Form 10-KSB for the year ended December 31, 1996, is being mailed to Stockholders with this Proxy Statement.

                                    STOCKHOLDER PROPOSAL - 1998 ANNUAL MEETING

Any stockholder proposals to be considered by the Company for inclusion in the proxy material for the 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices by April 30, 1998.

The prompt return of your proxy is appreciated and will be helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                                         BY ORDER OF

                                                        THE BOARD OF DIRECTORS



                                                      JOHN H. WASKO, Secretary


New York, New York
November 12, 1997

EXHIBIT A




                                            GENISYS RESERVATION SYSTEMS, INC,
                                                1997 STOCK INCENTIVE PLAN
                                              Effective as of May 12, 1997

                                                    Table of Contents


                                                             Page



Purpose...............................................................3
Definitions...........................................................3
General...............................................................5
Stock.................................................................5
Eligibility...........................................................5
Stock Options for Employees. . . . . . . . . . . . . . . .. . . . . . 5
Method of Exercise of Options. . . . . . . . . . . . . . . . . . . . .7
Nontransferability of Incentive Awards............................... 8
Effective Date of the Plan............................................8
Termination, Modification, Change.....................................8
Change in Capital Structure...........................................8
Administration of the Plan............................................9
Notice...............................................................10
Interpretation.......................................................11

                                         GENISYS RESERVATION SYSTEMS, INC,
                                             1997 STOCK INCENTIVE PLAN

1. Purpose. The purpose of the Genisys Reservation Systems, Inc. 1997 Stock Incentive Plan (the "Plan") is to further the long-term stability, continuing growth and financial success of Genisys Reservation Systems, Inc. (the "Company") by attracting and retaining key employees, directors and selected advisors of the Company through the use of stock incentives. It is believed that ownership of Company Stock will. stimulate the efforts of those employees, directors and selected advisors upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Incentive Awards granted to eligible persons under this Plan will strengthen their desire to remain with the Company and will further the identification of those persons' interests with those of the Company's shareholders.

2. Definitions. As used in the Plan, the following terms have the meanings indicated:

         (a)      "Act" means the Securities Exchange Act of 1934, as amended.

(b) "Applicable Withholding Taxes" means the aggregate amounts of federal, state and local income and payroll taxes that the Company is required to withhold .

         (c)        "Board" means the Board of Directors of the Company.

         (d)        "Code" means the Internal Revenue Code of 1986, as amended.

(e)  "Committee"  means the committee  appointed by the Board as described under
Section 15.

         (f) "Company" means Genisys Reservation Systems, Inc., a New Jersey corporation.

         (g) "Company Stock" means shares of voting common stock of the Company subject to adjustment as provided in Section 14.

(h) "Date of Grant" means the date on which an Incentive Award is granted by the Committee.

(i) "Disability" or "Disabled" means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(e)(3). As to all other forms of

Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

(j) "Employee" means an employee of the Company, or of any Parent or Subsidiary of the Company.

(k) "Fair Market Value" means, as of a relevant date, (i) if the Company Stock is traded on an exchange, the closing price of the Company Stock on such day on the exchange on which it generally has the greatest trading volume, (ii) if the Company Stock is traded on the over-the-counter market, the average between the closing bid and asked prices on such day as reported by NASDAQ, or (iii) if sales prices or bid and asked prices are not available for such day, the fair market value shall be determined by the Committee using any reasonable method in good faith.

(l) "Incentive Award" means the award of an Option under the Plan.

(m) "Incentive Stock Option" means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code section 422.

         (n)      "Insider" means a person subject to section 16 of the Act.

(o) "Non-Employee Director" means a member of the Board who is not an Employee.

(p) "Nonstatatory Stock Option" means an Option that does not meet the requirements of Code section 422 or, evan if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

(q) "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(r) "Parent" means, with respect to any corporation, a parent of that corporation within the meaning of Code section 424(e).

(s) "Participant" means any Employee or Non-Employee Director who receives an Incentive Award under the Plan.

(t) "Rule 16b-3" means Rule 16b-3 adopted pursuant to section 16(b) of the Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 adopted after the effective date of the Plan's adoption.

(u) "Subsidiary" means, with respect to any corporation, a subsidiary of that corporation within the meaning of Code section 424(f).

(v) "10% Shareholder" means a person who owns, directly or indirectly, stock possessing more than 10 % of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).

3. General. Incentive Awards may be granted under the Plan in the form of Options. The provisions of the Plan referring to Insiders or Rule 16b-3 shall apply only to Participants who are subject to section 16 of the Act.

4. Stock. Subject to Section 14 of the Plan, there shall be reserved for Issuance under the Plan an aggregate of 500,000 shares of Company Stock, which shall be authorized but unissued shares. Shares that have not been issued under this Plan and that are allocable to Incentive Awards or portions thereof that expire or otherwise terminate unexercised may again be subjected to an Incentive Award under this Plan.

         5.       Eligibility.

(a) All present and future Employees shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 12, to select which Employees shall receive Incentive Awards and to determine for each such Participant the terms, conditions and nature of the award, and the number of shares to be allocated to each Participant as part of each Incentive Award.

(b) All present and future Non-Employee Directors shall be eligible to receive Non-Statutory Options under the Plan. Non-Employee Directors shall not be entitled to receive any other form of Incentive Award under the Plan.

(c) The grant of an Incentive Award shall not obligate the Company or any Parent or Subsidiary of the Company to pay a Participant any particular amount of remuneration, to continue the employment or other service relationship of the Participant after the grant, or to make further grants to the Participant at any time thereafter.

           6.     Stock Options for Employees .

(a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the eligible Employee or Non Employee Director stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.

(b) Incentive Stock Options may only be awarded to Employees of the Company. The exercise price of shares of Company Stock covered by an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an Incentive Stock Option is granted to an Employee who, at the time of the grant, is a 10% Shareholder, then the exercise price of the shares covered by the Incentive Stock Option shall be not less than 110 % of the Fair Market Value of such shares on the Date of Grant.

c) The exercise price of shares of Company Stock covered by a Nonstatutory Stock Option shall be not less than 85 % of the Fair Market Value of such shares on the Date of Grant. Notwithstanding the foregoing, Nonstatutory Stock Options shall not be less than 100% of the Fair Market Value of such shares on the Date of Grant if the Committee intends for such Options to qualify under Code section 162(m).

(d) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option agreement; provided that the exercise provisions for Incentive Stock Options shall in all events not be more liberal than the following provisions:

(i) No Incentive Stock Option may be exercised after the first to occur of:

                           (x)      Five years from the Date of Grant,

(y) Three months following the date of the Participant's termination of employment with the Company and any Parent or Subsidiary of the Company for reasons other than death or Disability; or

(z) One year following the date of the Participant's termination of employment by reason of death or Disability.

(ii) Except as otherwise provided in this paragraph, no Incentive Stock Option may be exercised unless the Participant is employed by the Company or a Parent or Subsidiary of the Company at the time of the exercise and has been so employed at all times since the Date of Grant. If a Participant's employment is terminated other than by reason of death or Disability at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of such termination) within three months after the Participant's termination of employment. If a Participant's employment is terminated by reason of his Disability at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of Disability) within one year after the Participant's termination of employment. If a Participant's employment is terminated by reason of his death at a time when the Participant holds an Incentive Stock Option that is Exercisable (in whole or in part), the Incentive Stock Option may be exercised (to the extent exercisable on the date of death) within one year after the Participant's death by the person to whom the Participant's rights under the Incentive Stock Option shall have passed by will or by the laws of descent and distribution.

(iii) An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). The foregoing Limitation Amount shall be adjusted to the extent required by any amendment to or modification of Code section 422. Incentive Stock Options granted after December 31, 1986 under the Plan and all other plans of the Company and any Parent or Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options exercisable by the Participant for the first time during any calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

(e) The Committee may, in its discretion, provide that an Option granted to an Insider will not be exercisable by the Insider within the first six months after it is granted.

(f) The Committee may, in its discretion, grant Options that by their terms become fully exercisable upon a Change of Control notwithstanding other conditions or, exercisability in the stock option agreement, and, in such event, paragraph (e) shall not apply.

           7.     Method of Exercise of Options .

(a) Options may be exercised by the Participant giving written notice of the exercise to the Company stating the number of shares the Participant has elected to purchase under the Option . ln the case of a purchase of shares under an Option, such notice shall be effective only if accompanied by the exercise price in full paid in cash; provided that, if the terms of an Option so permit, the Participant may (i) deliver shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale proceeds with respect to the sale of Company Stock , the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding, Taxes.

(b) The Company may place on any certificate representing Company Stock issued upon the exercise of an Option any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require of the Participant a customary written indication of his investment intent. Until the Participant has made any required payment, including any Applicable Withholding Taxes, and has had issued to him a certificate for the shares of Company Stock acquired, he shall possess no shareholder rights with respect to the shares.

(c) As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, the Committee may establish procedures permitting the Participant to elect to

(a) deliver shares of already owned Company Stock or (b) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes of the Participant arising in the year the Incentive Award becomes subject to tax. Any such election shall be made only in accordance with procedures established by the Committee. The Committee has the express authority to change any election procedure it establishes at any time.

(d) Notwithstanding anything herein to the contrary, if the Company is subject to section 16 of the Act, Options shall always be granted and exercised in such a manner as necessary to conform to the provisions of Rule 16b-3.

8. Nontransferability of Incentive Awards. Incentive Awards shall not be transferrable unless so provided in the award agreement or an amendment to the award agreement.

9. Effective Date of the Plan. This Plan shall be effective as of May 12, 1997 and shall be submitted to the shareholders of the Company for approval. No Option shall be exercisable and no Company Stock shall be issued under the Plan until (i) the Plan has been approved by the Company's shareholders, (ii) shares issuable under the Plan have been registered with the Securities and Exchange Commission or an appropriate exemption from the registration requirement is available, and (iii) the requirements of any applicable state securities laws have been met.

10. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on May 11,2007. No Incentive Awards shall be granted under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable. The Board may unilaterally amend the Plan and Incentive Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Awards to meet the requirements of the Code, including Code section 422, and regulations thereunder. Except as provided, in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Incentive Award previously granted to him.

       11.    Change in Capital Structure.

(a) The number of shares reserved for issuance under the Plan, the terms of Incentive Awards, and all computations under the Plan shall be appropriately adjusted by the Committee should the Company effect one or more stock dividends, stock splits, subdivisions or consolidations of shares, or other similar changes in capitalization, or if the par value of Company Stock is altered. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

(b) If the Company is a party to a consolidation or merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to outstanding Incentive Awards as the Committee deems appropriate.

(c) Any determination made or action taken under this Section 11 by the Committee shall be final and conclusive and may be made or taken without the consent of any Participant
           .
12. Administration of the Plan. The Plan shall be administered by a Committee, which shall be appointed by the Board, and which shall consist of not less than two such members of the Board. Each member of the Committee shall qualify as a "non-employee director" for purposes of Rule 16b-3 and as an "outside director" for purposes of Code section 162(m) and the regulations thereunder. The Committee shall have general authority to construe and interpret the terms of the Plan and the respective award agreements under the Plan, to impose any limitation or condition upon an Incentive Award that the Committee deems appropriate to achieve the objectives of the Incentive Award and the Plan. The determination of the Committee with respect to any matter under the Plan to be acted upon by the Committee shall be conclusive and binding. Without limitation and in addition to powers set forth elsewhere in the Plan, the Committee shall have the following specific authority:

(a) The Committee shall have the power and complete discretion to determine (i) which eligible Employees shall receive an Incentive Award and the nature of the Incentive Award, (ii) the number of shares of Company Stock to be covered by each Incentive Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) the Fair Market Value of Company Stock, (v) the time or times when an Incentive Award shall be granted, (vi) whether an Incentive Award shall become vested over a period of time and when it shall be fully vested, (vii) when Options may be exercised, (viii) whether a Disability exists, (ix) the manner in which payment will be made upon the exercise of Options , (x) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options is permitted, (xi) procedures for the withholding or delivery of Company Stock to satisfy Applicable Withholding Taxes, (xii) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xiii) any additional requirements relating to Incentive Awards that the Committee deems appropriate. The Committee shall have the power to amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to the Participant, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Incentive Award.

(b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any rules or regulations adopted by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(c) The Committee may delegate to the officers or employees of the Company and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan, nor as to Incentive Awards thereunder as those relate to Insiders, including but not limited to decisions regarding the timing, eligibility, pricing, amount or other material term of such Awards.

(d) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting (e) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee.

Notwithstanding this Section 12 or any other provision of the Plan to the contrary, any action required or permitted to be performed by the Committee may be performed by the entire Board to the extent necessary or appropriate to satisfy Rule 16b-3, as determined in the discretion of the Board.

13. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows:

(a) if to the Company - at its principal business address to the attention of the Secretary;

(b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

14. Interpretation. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. As to all Incentive Stock Options and all Nonstatutory Stock Options with an exercise price of at least 100% of Fair Market Value of the Company Stock on the Date of Grant, this Plan shall be interpreted for such Options to be excluded from applicable employee remuneration for purposes of Code section 162(m).

IN WITNESS WHEREOF, the Company has caused the Plan to be executed this 12th day of May, 1997.
                                             GENISYS RESERVATION SYSTEMS, INC.


                                              By:

                                            GENISYS RESERVATION SYSTEMS, INC.

                                                      ANNUAL REPORT


                                                    DECEMBER 31, 1996

      Dear Fellow Stockholder:


On behalf of Genisys Reservation Systems, I want to thank you for your continued support of our Company.

I joined Genisys on June 23, 1997 after a long and successful career with a New York Risk Management and Consulting firm. While the move from the financial services field to the travel industry and software development arena is a significant change, I have found that our customers are demanding cost effieicnt products to improve their productivity and expand their services, and the Genisvs automated limousine reservation and payment system delivers. In the few weeks that our product has been on the market delivering reservations through the Sabre Computer Reservation Svstem (CRS) we have demonstrated that our system enhances corporate travel in the following ways:
      * Genisys dramatically reduces the time it takes to make a limousine booking therebv reducing cost.
      *  Genisys minimizes mistakes and errors through automation.
      *  Genisys provides comprehensive data to better manage expenditure.

We continue to make progress in other areas as well. On June 20th. Genisys completed an 80% purchase of Prosoft, Inc., the software development company who designed and built the Genisys System, thereby assuring us of the technology support necessary to maintain and enhance our system. Prosoft also provides us with the abilltv to expand our product offerings in the automated travel sector and other similar businesses. Genisys will continue to evaluate other potential acquisition candidates to add to our product and revenue base.

We are currently installing our equipment in Service Provider locations, providing them with the ability to accept reservations through our system. We now have a strong base in New Jersev and have recently expanded our marketing efforts to include the entire Northeast. We expect to be operational very soon in Boston, a large corporate limousine market.

While revenue has been slow in developing, Genisvs is making progress in positioning the company for future growth. We are negotiating cost reductions from Sabre and Apollo to give us marketing flexibility. We also are developing an interface with Apollo, another large CRS, and should be on-line by the first quarter of 1998.

With these immediate objectives now well in hand, we are intensifying our focus on growing revenues while continuing to control expenses. We will continue taking aggressive creative approaches to winning market share designed to capitalize on market need.


Sincerely,




Larrv Burk
President &
Chief Executive Officer

                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                                                    Form 10-KSB


                                         FOR ANNUAL AND TRANSITION REPORTS
                                      PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934

                                 X Annual Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                    For the fiscal year ended December 31, 1996
                                                        or
                      Transitional Report Pursuant to Section 13 or 15(d) of
                                        The Securities Exchange Act of 1934
                                         For the transition period from to

                                        Commission File Number 033-19522-NY

                                         GENISYS RESERVATION SYSTEMS, INC.
                                          (formerly Robotic Lasers, Inc.)
                       (Exact Name of registrant as specified in its charter)

New Jersey                                                   22-2719541
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)

2401 Morris Avenue, Union, New Jersey                        07083
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (908) 810-8767 Securities registered pursuant to Section 12(b) of the Act: NONE Securities registered pursuant to Section 12(g) of the Act:
                                     Common Stock, par value $.0001 per share
                                            Class A Redeemable Warrants
                                            Class B Redeemable Warrants

         Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                           Yes - X          No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendments to this Form 10-K. [X]

   State the aggregate market value of the voting stock held by non-affiliates of the registrant. The aggregate market value shall be computed by reference to the price at which the stock was sold, or the average bid and asked prices of such stock, as of a specified date within 60 days prior to the date of filing.

                  $12,275,802 as of the close of business on March 24, 1997

                         APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
                                PROCEEDINGS DURING THE PRECEDING FIVE YEARS

         Indicate by check mark whether the registrant filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court.
                                                      Yes No


                                     APPLICABLE ONLY TO CORPORATE REGISTRANTS

         Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of the latest practicable date. The number of shares outstanding of the registrant's Common Stock as of March 25, 1997 was 4,330,594 shares.


                                        DOCUMENTS INCORPORATED BY REFERENCE

         List hereunder the following documents if incorporated by reference and the part of the Form 10-K (e.g., Part I, Part II, etc.) into which the document is incorporated: (1) any annual report to security-holders; (2) any proxy or information statement; and (3) any prospectus filed pursuant to Rule 424(b) or
(C) under the Securities Act of 1933. The listed documents should be clearly described for identification purposes.


1. Rule 424(b) Prospectus dated March 20, 1997 is incorporated herein by reference into Parts I, II and III

          3.1      Registrant's Articles of Incorporation
          3.2      Registrant's By-Laws
          4.1      Form of Common Stock Certificate
          4.2      Redeemable Warrant Agreement with Form of Class A  and
                   Class B Warrant
         10.1 Employment Agreement dated October 17, 1996 between Registrant and Joseph Cutrona.
         10.2 Consulting Agreement dated October 18, 1996 between the Registrant and Mark A. Kenny.
         10.3 Employment Agreeement dated October 17, 1996 between Registrant and John Wasko.
         10.4 Copy of lease dated November 1, 1995 between Unicom and Corporate Travel Link, Inc.
         10.5 Copy of Agreement dated June 22, 1995 between American Airlines, Inc., and Corporate Travel Link, Inc., relating to Sabre Extension Program-Associate Distribution and Services Agreement.
         10.6 Copy of Agreement dated June 30, 1995 between American Airlines, Inc. and Corporate
                  Travel Link, Inc., relating to Associate Sabre Equipment Lease Agreement.
         10.7 Copy of Agreement dated June 30, 1995 between American Airlines, Inc., and Corporate
                  Travel Link, Inc. - non-standard system amendment to
                  Corporate Sabre Equipment Lease Agreement.
         10.8 Copy of Script Consulting Agreement dated June 21, 1995 between Worldspan, LP and Corporate Travel Link, Inc.
         10.9 Copy of Script Services agreement dated June 21, 1995 between Worldspan, LP and Corporate Travel Link, Inc.
         10.10    Copy of Galileo  Services  Display and  Reservation  Agreement
                  dated   August  28,   1995   between   Galileo   International
                  Partnership and Corporate Travel Link, Inc.
         10.11 Copy of Ancillary Services Agreement dated August 28, 1995 between Galileo International Partnership and Corporate Travel Link, Inc.
         10.12 Copy of Worldspan Car Rental Associate Reservation Agreement between Worldspan, LP and Corporate Travel Link, Inc.

         10.13    Copy of Interim Loan Agreement between the Registrant and Loeb
                  Holding Corporation and certain executives of the Registrant.
         10.14    Prosoft Consulting Agreement
         21       List of Subsidiaries



All of the above-referenced documents, with the exception of the Rule 424(b) Prospectus, are incorporated herein by reference to the Exhibit bearing the same number in the Registrant's Registration Statement on Form SB-2, File No. 333-15011.

                                                      Part I

Item 1.  Business

History

         The Company was incorporated in New Jersey in April 1986 as a wholly-owned subsidiary of JEC Lasers, Inc. ("JEC") to continue the research and development of an ultra-compact, multi-kilowatt CO2 laser begun under an agreement with Loughborough Consultants Ltd. ("LCL"), which is affiliated with Loughborough University of Technology, Loughborough, Leicestershire, England.

         Due to the uncertain financial condition of JEC and, in order to preserve the CO2 laser technology which management felt may have had some value, on May 30, 1986, the Board of Directors of JEC voted to spin-off Robotic Lasers into an independent, publicly-owned corporation by issuing a stock dividend of one share of the Company's Common Stock for every four shares of JEC common stock outstanding to all shareholders of record as of July 8, 1986. On September 23, 1988, the shares were registered under the Securities Act of 1933, as amended. On June 25, 1986, the Company and JEC signed a Purchase Agreement whereby the Company acquired all the assets, rights and properties relating to JEC's CO2 laser research and development agreement with LCL, subject to certain liabilities.

         On March 3, 1995, the Company sold all of the assets, rights and properties relating to the CO2 laser research and development agreement with LCL, subject to certain liabilities, to JEC for $345,593 which generated a profit of approximately $246,000.

         On  August  9,  1995,  the  shareholders  of the  Company  approved  an amendment to the Company's Certificate of Incorporation to effect a one-for-fifty-five reverse stock split pursuant to which each fifty-five shares of the Company's Common Stock outstanding as of its close of business on July 12, 1995 was replaced by one share of Common Stock. The reverse stock split reduced the number of outstanding shares of Common Stock of the Company as of July 12, 1995 from 30,853,352 to 560,970 (before July 16, 1996 one-for-two reverse split) shares of Common Stock.

         On August 11, 1995, the Company acquired Corporate Travel Link, Inc. (a development-stage enterprise) which was incorporated on March 7, 1994, by issuing 1,682,924 shares of restricted New Common Stock of the Company (after the July 16, 1996 one-for-two reverse split. See Notes 1 and 3 to December 31, 1996 financial statements) in exchange for 200 shares of the Common Stock of Corporate Travel Link ("Travel Link") which represented all of the authorized, issued and outstanding shares of common stock of Travel Link.

         Since August 11, 1995, the Company's business and operations have consisted solely of the business and operations of Travel Link which continues to operate as a wholly-owned subsidiary of the Company.

         On July 16, 1996, the Company's stockholders approved and effectuated a one-for-two reverse stock split. Such split has been retroactively reflected in the text of this document and in the accompanying consolidated financial statements and notes.

General

         The principal business activity of Genisys Reservation Systems, Inc. ("Company") is developing a computerized limousine reservation and payment system for the business traveler. The management of the Company anticipates that the proprietary software that is being developed will enable limousine reservations to be completely computerized i.e., be entirely automatic and operate without human intervention except for the initial inputing of travel information. Genisys Reservation Systems, Inc. is a development stage company and has no commercially available products at the present time.

         At the present time, there are four major airline computer reservation systems in operation in the United States -- "Sabre," "Worldspan," "Apollo" and "System One" (each reservation system referred to hereinafter as a "CRS"). Each CRS allows a travel agency or corporate travel department to make an airline reservation and receive instantaneously a confirmation and a printed airline ticket on any airline. It is also possible to make a hotel reservation with any of the major hotel chains through any CRS and receive an instantaneous confirmation of room availability. Additionally, a travel agent or corporate travel manager may make an automobile reservation with any of the major car rental companies (Hertz, Avis and the like) through any CRS and receive an immediate confirmation of the car rental reservation.

         When it comes to limousine reservations, however, there is at present no method for making a reservation through a CRS and receiving an immediate guaranteed confirmation. The usual method of making a limousine reservation in a destination city is to call a limousine company, if the corporate travel department or travel agent knows of one. This use of the telephone, with its attendant inconveniences such as "telephone tag" and missed communications, can make securing a confirmed limousine reservation inconvenient.

         The Company seeks to solve the problem by:

         1. Developing a limousine reservation system that utilizes the CRS' already in use;

         2. Developing a way to identify and qualify the best limousine service providers in the cities that are the business travelers' most frequent destinations;

         3. Developing a way to disseminate reservation information to corporate clients and to limousine service providers with no errors, with immediate confirmation and without the need to utilize the telephone;

         4. Developing an automated electronic payment system to process all fees charged by the Company to its clients;

         5. Performing the above described tasks with a high degree of quality control; and

         6. Providing corporate clients with precise management and financial information, to enable them to ascertain where their money is being spent.

         The Company is developing its own computer system which will link with one or more of the CRS's. The Company's computer system will be made up of two systems, the Genisys Reservation System and the Genisys Payment System. The Genisys Reservation System will be a fully automated computer system that allows travel agents to make limousine bookings directly through any CRS, much like hotel and car bookings. The Genisys Payment System is an automated electronic payment and reporting system which will process and reconcile all purchases made through the Genisys Reservation System. The Genisys Payment System is not yet operational. All hardware required for development and commercial operation of the Company's Reservation and Payment Systems has been purchased, and are off-the-shelf components not manufactured by the Company.

Employees

         The Company presently employs 5 full-time employees; 2 executive officers, 2 marketing executives, and 1 office administrator. None of these employees is covered by a collective bargaining agreement. The Company utilizes several software and marketing consultants on a part-time basis and one full-time ground transportation industry consultant. The company believes its personnel relations to be satisfactory.

Item 2.  Properties

         The Company presently leases approximately 1,500 square feet of office space at 2401 Morris Avenue, Union, New Jersey, 07083. The five-year lese expires in November 2000 and provides for a monthly rental of $2,125.00. This property has been leased from unaffiliated third parties and adequately satisfies the present needs of the Company. The Company anticipates that it will need approximately 3,500 square feet in additional space in mid 1997.

         A portion of the additional space (approximately 1,500 square feet) will be used to house the computer hardware system which runs the Company's Reservation and Payment Systems software programs. The balance of the space will be used for additional corporate and sales offices. The Company requires no manufacturing facilities since it has no present plans to manufacture any hardware items. All hardware related to the Company's software product is purchased commercially.


Item 3.  Legal Proceedings

         On February 20, 1997, two individuals filed an action against the Company and Travel Link in the Superior Court of New Jersey seeking, among other things, damages in the amount of 8% of any financing secured by Travel Link resulting from plaintiffs efforts and as well as 5% of the Company's Common Stock allegedly due for services rendered in connection with the Company's acquisition of Travel Link in 1995. The claim for money damages is based upon an alleged written agreement between Travel Link and plaintiffs, while the claim for the shares of Common Stock is based upon alleged oral representations and promises made by an officer of Travel Link. The Company believes that the plaintiffs claims are without merit and intends to vigorously defend the action.

         In August 1996, the Company gave notice to one of its former officers, Mr. Steven E. Pollan, that it was canceling 333,216 shares of Common Stock issued to him for services he was to have provided at the inception of Corporate Travel Link, Inc. The Company believes that Mr. Pollan never provided such services; Mr. Pollan has informed the Company, however, that he will contest any attempt to cancel his shares.


Item 4.  Submission of Matters to a Vote of Security Holders

         A special meeting of the shareholders of the Company was held at the offices of Paul A. Wurtzel, Esq., 300 Grand Avenue, Englewood, New Jersey, 07631, on Wednesday, August 9, 1995 at 9:30 a.m. At the meeting, the shareholders of the Company approved an amendment to the Company's Certificate of Incorporation to effect a one-for-fifty-five reverse stock split pursuant to which each fifty-five shares of the Company's Common Stock outstanding as of the end of business on July 1, 1995 was replaced by one share of New Common Stock. The Reverse Stock Split reduced the number of outstanding shares of Common Stock of the Company as of July 12, 1995 from 30,853,352 to 560,970.

         The annual meeting of shareholders of the Company was held at the offices of Corporate Travel Link, Inc., 2401 Morris Avenue, 3rd Floor, Union, New Jersey, 07083, on Tuesday, July 16, 1996, at 9:30 a.m. At the meeting the shareholders of the Company approved an amendment to the Company's Certificate of Incorporation to effect a one-for-two reverse stock split pursuant to which each two shares of the Company's new common stock outstanding as of the end of business of June 25, 1996, was replaced by one share of Common Stock of Genisys Reservation Systems, Inc. The reverse stock split reduced the number of outstanding shares of common stock of the Company as of June 25, 1996, from 5,669,731 to 2,834,866.

                                                      Part II


Item 5.  Market for the Registrant's Common Equity and Related Stockholder
Matters.

Market Information

         Prior to 1997, the Company's Common Stock was eligible to trade in the over-the counter market, however, the Company was unable to locate any market markers in its stock. The Following table indicates the quarterly high and low bid prices for the last two years for the Company's Common Stock, which became publicly traded on September 23, 1988:




                                                          Bid Price                Bid Price
                                                              1996                   1995

                           Quarter Ended             High     Low               High    Low
                           March 31                  Not Available              Not Available
                           June 30                   Not Available              Not Available
                           September 30              Not Available              Not Available
                           December 31               Not Available              Not Available

         The foregoing prices were provided by National Quotation Bureau.

         As of March 20, 1997, the Effective Date of the Company's Registration Statement, it's Common Stock, Class A Redeemable Warrants and Class B Redeemable Warrants are quoted on the Nasdaq Small Cap Market.

         Approximate Number of Equity Security Holders

                                                              Approximate Number of
                                                               Holders of Record as
                  Title of Class                                    of March 5, 1997
                  --------------                              ----------------------

                  Common Stock,
                  $.0001 par value                                     769


         Included in the number of stockholders of record are shares held in "nominee" or "street" name.

Dividends

         The Company has never paid any cash dividends. The Company presently intends to retain any future earnings for use in its operations and, therefore, does not expect to pay cash dividends in the foreseeable future.


Item 6.  Management's Discussion and Analysis of Financial Condition
             and Results of Operations.

Components of Revenues and Expenses Revenues.

    The Company is a development-stage company and has generated no revenues and has no commercial operations to date. The Company did not generate any revenues from operations during the fiscal year ended December 31, 1996. The Company does expect to bring its Genisys Reservation and Payment Systems on-line through two of the four CRS' in existence (Sabre and Worldspan) in mid 1997, at which time the Company expects to generate revenues. The Company anticipates completing development of and bringing a third CRS, Apollo, on-line in late 1997, which it expects to increase revenues.

         The Company anticipates that its Genisys Reservation and Payment Systems will generate revenue from the following sources: (I) a booking fee charged for use of the Genisys Reservation System and billed through the Genisys Payment System, (ii) a processing fee generated by charges processed through the Genisys Payment System, (iii) an annual software licensing fee charged to the limousine service providers who utilize the Genisys Reservation and Payment Systems.

Expenses. Cost of service will include all costs directly attributable to the Company's provision of services to its corporate clients and the limousine service providers. The most significant component of cost of service is the booking fee charged by the CRS for reservations made by the Genisys systems utilizing the CRS. Booking fees are a set amount charged by each CRS for transactions posted through the system. Cost of service also includes the access and file fees charges by a commercial bank acting as the Company's Automated Clearing House in distributing payments made to limousine service providers through the Genisys Payment System.

         General and administrative expenses include salaries, commissions and benefits, travel costs, professional fees, rent, telephone and other operating costs of the Company. The Company has not capitalized any internal expenditures with respect to the costs of developing and implementing the Genisys Reservation and Payment Systems.

Results of Operations

         The Company is in the development stage and has not yet generated any revenues and has no commercial operations to date. The Company has been unprofitable since inception and expects to incur additional operating losses over the next several fiscal quarters. The Company does not expect to generate any revenues from operations until mid 1997. As reflected in the accompanying financial statements, the Company has incurred losses totaling $1,645,003 since inception and at December 31, 1996, had a working capital deficit of $600,043.

         Selling, general and administrative expenses were $819,205 for the year ended December 31, 1996 as compared to $256,621 for the year ended August 31, 1995. The primary reason for the difference between the two periods is the commencement of operations during the earlier period when the Company had only 4 part-time employees for approximately half the period, while during the latter period the Company was operational with 5 full-time employees. Payroll and payroll-related costs increased approximately $250,000 during 1996. Other approximate cost increases during the 1996 period consist of consulting fees
($54,000), travel costs ($23,000), marketing costs ($16,000), other administrative costs ($83,000) and professional fees ($136,000). Professional and consulting fees for the year ended December 31, 1996, totaled $237,000. Such amount consisted of attorneys fees of $84,000, accounting fees of $42,000, accrued consulting fees of $36,000 payable to Loeb partners, $48,000 payable to John H. Wasko (accrued prior to his becoming an employee of the Company), $16,000 in consulting fees payable to Mark A. Kenny and miscellaneous fees of $11,000. Loeb partners, Mr. Kenny and Mr. Wasko are affiliates of the Company.


Liquidity and Capital Resources

         The Company's funds have principally been provided from Loeb Holding Corporation, as escrow agent ("Loeb"), for Warren D. Bagatelle, HSB Capital, trusts for the benefit of families of two principals of Loeb Holding
Corporation, and three unaffiliated individuals, LTI Ventures Leasing Corporation and a private offering, as described below.

         In February 1995, Loeb agreed to loan the Company up to a maximum of $500,000 as evidenced by Convertible Notes. In addition, pursuant to five interim loan agreements, Loeb loaned the Company an additional $250,000 from December 1995 through March 1996. In November and December 1996, Loeb Holding Corporation loaned the Company $210,000 evidenced by a series of eighteen month term Promissory Notes bearing interest at the annual rate of 10%. Total loan proceeds from Loeb and Loeb Holding Corporation to date are $960,000.

         In September 1995, January 1996 and December 1996, the Company entered into sale and lease-back arrangements with LTI Ventures Leasing Corp. (LTI) whereby the Company sold the bulk of its computer hardware and commercially purchased software to LTI. In consideration for the sales, the Company received a total of $295,000 and agreed to lease back the hardware and software for varying terms at a monthly rental totaling $11,960.

         During the quarter ended March 31, 1996, the Company sold 5,000 shares of the Company's restricted Common Stock to a former officer and the director of the Company for $10,000. During the same period, the Company also sold 25,000 shares of the Company's restricted Common Stock to an unrelated party for $50,000.

         Pursuant to a private offering, the Company issued 11.5 units to sixteen unaffiliated third parties in May and June 1996. Each $50,000 unit consists of a $49,000 promissory note and a Class A Redeemable Warrant valued at $1,000 per unit. Each such warrant entitles the holder to purchase 25,000 shares of the Company's Common Stock at $5.75 per share. The proceeds from this offering totaled $575,000 and Class A Redeemable Warrants to purchase 287,500 shares of Common Stock were issued by the Company.

         In April and June 1996, the Company borrowed a total of $30,000 from two unaffiliated third parties pursuant to two convertible notes. The maturity date is the earlier of January 1, 1998, or the consummation of a public offering of the Company's Common Stock. These notes bear interest at a rate of 7% per annum, payable on the last day of each calendar quarter of each year commencing March 31, 1997, to the maturity date. If the maturity date of these notes shall occur prior to January 1, 1998, in lieu of the $30,000 payment of the principal amount due, the principal amount due shall be converted into 15,000 fully paid and non-assessable shares of Common Stock of the Company.

         In November 1996, the Company sold 25,000 shares of the Company's restricted Common Stock to an unaffiliated party for $50,000.

         At December 31, 1996, the Company had cash of $91,548 and a working capital deficit of ($600,043). The Company intends to fund its operations and other capital needs for the next twelve (12) months substantially from revenues generated by the Company's planned operations and the proceeds from its public offering of stock.

         During the quarters ended September 30, 1996, and December 31, 1996, Joseph Cutrona, President of the Company, made capital contributions to the Company in the amounts of $41,700 and $35,000 respectively. In February 1997, Mr. Cutrona made additional capital contributions totaling $19,700.

         In February and March 1997, the Company borrowed a total of $65,000 from three unaffiliated third parties pursuant to three eighteen (18) month Promissory Notes bearing interest at 10% per annum payable at maturity. These notes are secured by 16,250 shares of the Company's restricted Common Stock owned by Joseph Cutrona and 16,250 shares owned by Mark A. Kenny.

         On March 26, 1997, the Company consummated a public offering of its securities consisting of 1,035,000 shares of Common Stock at $5.00 per share, 1,725,000 Class A Redeemable Warrants at $.20 per

Class A Redeemable Warrant and 1,035,000 Class B Redeemable Warrants at $.10 per
Class  B  Redeemable  Warrant.   The  Net  proceeds  of  such  offering  totaled
$4,657,445.

         Inflation is not expected to have any material effect on the Company.

Item 7.  Financial Statements and Supplementary Data.

         See Pages F-1 through F-16.

Item 8. Changes In and Disagreements with Accountants on Accounting and Financial Disclosures

         Not applicable

                                                     PART III

Item 9.  Directors and Executive Officers of the Registrant

         The following table sets forth certain information with respect to each of the Company's directors and executive officers.

                           NAME                      AGE               POSITION

                           Joseph Cutrona            59                President and Director

                           John H. Wasko             58                Chief Financial Officer,
                                                                       Secretary, Treasurer
                                                                       and Director

                           Mark A. Kenny             44                Director

                           Warren D. Bagatelle       58                Chairman and Chief Executive Officer

         The Company's Executive Committee is empowered to exercise the full authority of the Board of Directors in circumstances when convening the full Board is not practicable. Messrs. Warren D. Bagatelle, John H. Wasko, and Joseph Cutrona currently serve as members. All officers of the Company other than Mr. Bagatelle devote their full time to the Company's business.

         Joseph Cutrona has served the Company as President and as a Director since August 1995, and has served as President and as a Director of Travel Link since its inception on March 11, 1994. From 1992 to 1995, Mr. Cutrona was engaged as a marketing consultant of Country Club Transportation Services, Newark, New Jersey, a company providing limousine services. From 1990 to 1992, he served as Marketing Director of Gem Limousine, Edison, New Jersey, a provider of limousine servies. From 1978 to 1990, Mr. Cutrona provided limousine consulting services to large corporations in the tri-state area. Mr. Cutrona graduated from Fairleigh Dickinson University, the University of Maryland and Sophia University, Osaka Japan.

         John H. Wasko has served the Company as a Director since August 1995, as Secretary since September 1995, and as Treasurer and Chief Financial Officer since April 1996. Mr. Wasko has also served the Company as President and Chairman of the Board since its inception to August 1995, and as Treasurer from April 1986 to September 1987 and from May 1988 to August 1995. Mr. Wasko has also served as Chairman of the Board, President and Director of JEC since it was organized in September 1977. He was awarded a bachelor of science degree in physics in 1963 and a master of science degree in physics (summa cum laude) in 1965 from Fairleigh Dickinson University.

         Mark A. Kenny, currently a consultant to the Company, served as the Company's Executive Vice President from August 1995 to October 1996 and as a Director since August 1995. He has also served as Executive Vice President of Travel Link from inception, March 1974 to November 1996 and as a Director since inception. From 1974 to November 1996, he was a partner of Country Club Transportation Services, a provider of limousine services, which he co-founded in 1974. Mr. Kenny is one of the original members of the New Jersey Business Travel Association and attended Seton Hall Preparatory School and Seton Hall
University. He is also a member of the Association of Corporate Travel Executives and a charter member of the New Jersey Limousine Association.

         Warren D. Bagatelle has been a Director of the Company since August 1995, and Chairman of the Board of Directors of the Company and Chief Executive Officer since December 1996. Since 1988, he has been a Managing Director at Loeb Partners Corporation, a New York City investment banking firm and a member of the New York and American Stock Exchanges. Mr. Bagatelle is also a director of Energy Research

Corporation, a company engaged in the development and commercialization of electrical storage and power generation equipment, principally fuel cells and rechargeable storage batteries. From 1981 to 1987, he was head of Corporate
Finance and Chairman of Josephthal, Lyon & Ross Incorporated (formerly Rosenkrantz, Lyon & Ross, Inc.) an investment banking firm. Mr. Bagatelle has a B.A. in economics from Union College and an M.B.A. from Rutgers University.
Item 10.  Executive Compensation

         The following tabulation shows the total compensation paid by the Company for services in all capacities during the years ended December 31, 1996 and 1995, and August 31, 1995 to the officers of the Company and total compensation for all Officers as a group for such period:

                           Annual Compensation                                  Long Term Compensation

                                                                                Awards           Payout
                                                               Other                   Restricted         All
                                                               Annual                 StOptions  LTIP     Other
 Name and                  Year     Salary           Bonus    Compensation      Awards  /SAR's   Payout   Compensation
 --------                  ----     ------           -----    ------------      ------  ------   ------   ------------
Principal Position                                            (Mgmt. Fee)
------------------

Joseph Cutrona             1996      $73,500         $0       $  5,000                   0       0        0        0
President
                           1995     $45,000          $0       $  3,840                   0       0        0        0
                           1995     $28,000          $0       $  3,840                   0       0        0        0

Mark A. Kenny              1996     $42,000          $0       $16,250                    0       0        0        0

                           1995     $44,795          $0       $  3,840                   0       0        0        0

                           1995     $28,000          $0       $  3,840                   0       0        0        0

John H. Wasko              1996     $10,000          $0       $48,000                    0      0         0        0
Chief Financial Officer,
Secretary& Treasurer       1995     $0               $0       $  2,500                   0       0        0        0

                           1995     $0               $0       $  2,500                   0       0        0        0

Warren D. Bagatelle        1996     $0               $0       $36,000(1)                 0       0        0        0
Chief Executive Officer
                           1995     $0               $0       $0                         0       0        0        0

                           1995     $0               $0       $0                         0       0        0        0

(1) Represents accrued but unpaid consulting fees to Loeb Partners Corporation of which Warren D. Bagatelle is Managing Director.


Item 11.  Security Ownership of Certain Beneficial Owners and Management

         The following tabulation shows the security ownership as of December 31, 1996 of (I) each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, (not including 333,216 shares issued to Steven E. Pollan which the Company has given notice of cancellation as a result of certain disputes between Mr. Pollan and the Company), (ii) each Director and officer of the Company and (iii) all Directors and Officers as a group.



                                                       NUMBER OF                                          PERCENT
NAME & ADDRESS                                       SHARES OWNED                                OF CLASS

Loeb Holding Corporation
As Escrow Agent (1)
61 Broadway
New York, NY 10006                                   1,242,183                                   37.86%

Warren D. Bagatelle  (2)
Loeb Partners Corporation
61 Broadway
New York, NY 10006                                   1,271,155                                   38.75%

Joseph Cutrona (5)
Genisys Reservation Systems
2401 Morris Avenue
Union, NJ 07083                                      611,133                                     18.63%

Mark A. Kenny (5)
10 Lisa Drive
Chatham, NJ 07928                                    646,133                                     19.70%

John H. Wasko  (3) (4)
Genisys Reservation Systems
2401 Morris Avenue
Union, NJ 07083                                      176,206                                     5.37%

All Officers and Directors
as a group (4 persons)                               2,704,627                                   82.44%


         (1) Includes 842,183 shares of Common Stock purchased by Loeb Holding Corporation, as escrow agent for Warren D. Bagatelle, Managing Director of Loeb Partners Corp., HSB Capital (of which Warren Bagatelle is a partner), trusts for the benefit of families of two principals of Loeb Holding Corporation and three unaffiliated persons and 400,00 shares of Common Stock issuable upon conversion of two Convertible Notes aggregating $37,500. Loeb Holding Corporation disclaims any beneficial interest in these shares.

         (2) Includes 842,183 shares of Common Stock purchased by Loeb Holding Corporation, as escrow agent for Warren D. Bagatelle, Managing Director of Loeb Partners Corp., HSB Capital (of which Warren Bagatelle is a partner), trusts for the benefit of families of two principals of Loeb Holding Corporation and three unaffiliated individuals; 6,739 shares of Common Stock owned directly by Warren
D. Bagatelle; 2,233 shares of Common Stock owned directly by HSB Capital; 20,000 shares of Common Stock pledged by Joseph Cutrona to Warren Bagatelle as security and 400,000 shares of Common Stock issuable upon conversion of two Convertible Notes aggregating $37,500.

         (3) Includes 29,383 shares of Common Stock owned of record by Joan E. Wasko, John Wasko's wife, of which Mr. Wasko disclaims beneficial ownership, but of which he may be deemed beneficial owner.

         (4) Includes a five (5) year option to purchase 25,000 shares of Common Stock at a price of $0.60 per share granted to Mr. Wasko by the Company on August 11, 1995, a five (5) year option to purchase 35,000 shares of the Company's Common Stock at a price of $2.00 per share granted to Mr. Wasko by the Company on November 1, 1996 and 5,333 shares of Common Stock issuable upon conversion of two

Convertible Notes aggregating $37,500.

         (5) Does not give effect to 14,533 shares of Common Stock to be transferred to Prosoft, Inc. Upon completion of the Genisys Payment System.

Messrs. Cutrona and Kenny may be deemed to be "parents" and "promoters" of the Company, as those terms are defined in the rules and regulations of the Securities Act of 1933, as amended. In August 1994 and February 1995, Messrs. Cutrona and Kenny each received their Common Stock in the Company for services to be provided to the Company. For accounting purposes the value of these shares was recorded at $7,840 for each individual. Mr. Pollan received his Common Stock in August 1994 for services to have been provided to the Company. See "Certain Transactions."


Item 12.  Certain Relationships and Related Transactions

         In August 1994, Joseph Cutrona and Mark A. Kenny each received a total of 666,433 shares of the Company's common stock for services to be provided to the Company.

         During February 1995, the Company issued 45,765 shares of its Common Stock in repayment of certain liabilities totaling $251,702. Those liabilities include notes payable to Saddle Brook Investors of $149,633, note payable plus accrued interest to an officer and Director of $34,273 and certain accounts payable of $67,796.

         In February 1995, Loeb Holding Corporation, as escrow agent ("Loeb"), for Warren D. Bagatelle, HSB Capital, trusts for the benefit of families of two principals of Loeb Holding Corporation and three unaffiliated individuals, agreed to loan the Company $500,000 evidenced by a series of Convertible Promissory Notes. In September 1995, Loeb converted the Convertible Promissory Notes into 841,455 common shares of the Company and two Term Promissory Notes, one in the principal amount of $475,000 and the other in the principal amount of $25,000.

         The principal amount of the $475,000 Term Promissory Note is to be repaid in twelve equal quarterly payments commencing September 1997. Prepayments may be made at any time without penalty. Interest is accrued at a rate of 9% per annum and interest payments are to be made quarterly at the end of each of each calendar quarter, or at such earlier date that the Term Promissory Note becomes due and payable as a result of acceleration, prepayment or as otherwise provided therein. Interest began to run from the date that the monies were advanced to the Company.

         The Term  Promissory  Note in the amount of $25,000  and an  additional
Note in the amount of $12,500 issued in December 1995 and discussed below have been modified. Such Notes provide for accrued interest at the rate of 9% per annum payable quarterly commencing September 1997 and unless previously converted the principal amount of each note is to be repaid in twelve equal quarterly installments, commencing April 1, 1998, or on such earlier date as such notes provide. The notes are convertible at the sole option of the holder into an aggregate of 400,000 common shares of the Company.

         During March 1995, John H. Wasko, then President of the Company, upon exercise of his option, acquired 70,520 shares of the Common Stock of the Company at an exercise price of $0.02145 per share.

         On March 3, 1995, the Company and JEC signed a purchase agreement whereby JEC acquired all of the assets, rights and properties relating to the Company's CO2 laser research and development agreement with LCL, subject to certain liabilities, in full consideration for the forgiveness of the indebtedness of the Company to JEC in the amount of $345,593 owed as of February 28, 1995.

         On August 11, 1995, Robotic Lasers acquired Corporate Travel Link,
Inc. by issuing 1,682,924 shares
of restricted New Common Stock of the Company in exchange for the shares of the common stock of Corporate Travel Link owned by Joseph Cutrona, Mark A. Kenny and Steven E. Pollan which represented all the authorized, issued and outstanding shares of common stock of Corporate Travel Link.

         In August 1995, the Company granted Mr. Wasko a five (5) year option to purchase 25,000 shares of Common stock at a price of $0.60 per share and in
November 1996, granted Mr. Wasko a five (5) year option to purchase 35,000 shares of Common Stock at a price of $2.00 per share.

         On September 5, 1995, the Company entered into a three year consulting and investment banking agreement with Loeb Partners Corporation. Under the terms of the agreement, the Company pays Loeb Partners Corporation $3,000 per month. Loeb Partners Corporation will also receive a fee for arranging private financing and acquisitions. Mr. Warren D. Bagatelle, a Director and Chairman of the Company, is a Managing Director of Loeb Partners Corporation.

         During December 1995, Loeb agreed to loan the Company $250,000 evidenced by a series of Convertible Promissory Notes ("Convertible Promissory Notes"). In November 1996, Loeb converted the Convertible Promissory Notes into
(I) two Term Promissory Notes, one in the principal amount of $237,500 and the other in the principal amount of $12,500 issued in December 1995 and discussed below and (ii) 420,728 shares of Common Stock of the Company, of which 420,000 shares of Common Stock are owned by four unaffiliated parties. Loeb Holding Corporation did not receive any shares of Common Stock in this transaction.

         The principal amount of the $237,500 Term Promissory Note is to be repaid in twelve equal quarterly payments commencing December 1997. Prepayments may be made at any time without penalty. Interest is accrued at a rate of 9% per annum and interest payments are to be made quarterly at the end of each calendar quarter, or at such earlier date that the Term Promissory Note becomes due and payable as a result of acceleration, prepayment or as otherwise provided therein. Interest began to run from the date that the monies were advanced to the Company.

         In August 1996, the Company gave notice to Mr. Pollan that it was canceling the 333,216 shares of Common Stock which had been issued to him for services to be provided by the Company. The reason for such cancellation related to various claims made by the Company against Mr. Pollan that he failed to provide services to the Company. Mr. Pollan has informed the Company that he intends to legally contest any attempt by the Company to cancel his shares.

         During the quarters ended September 30, 1996, and December 31, 1996, in order to raise additional working capital for the Company, Joseph Cutrona, President of the Company, sold a total of 37,600 shares of restricted common stock of the Company owned by him, to nineteen unaffiliated third parties at prices ranging from $2.00 to $2.50 per share for total proceeds of $76,500 which Mr. Cutrona remitted to the Company in the form of a capital contribution. In February 1997, Mr. Cutrona sold an additional 9,850 shares of restricted Common Stock to 7 unaffiliated third parties at a price of $2.00 per share for total proceeds of $19,700, which Mr. Cutrona remitted to the Company in the form of an additional capital contribution. Mr. Mark A. Kenny has agreed to use 23,725 of his own shares of restricted common stock of the Company to reimburse Mr. Cutrona for one-half of the number of shares recently sold by Mr. Cutrona. The Company has agreed to issue an equal number of new shares of restricted Common Stock to Messrs. Cutrona and Kenny in six equal installments if the Company meets certain performance criteria on six specified dates.

         On October 10, 1996, the Company, Joseph Cutrona, President of the Company, Mark A. Kenny and Prosoft, Inc. Signed an agreement whereby Mr. Cutrona and Mr. Kenny each agreed to transfer 14,533 shares of restricted Common Stock owned by them to Prosoft, Inc., or its designees, upon completion of the design and satisfactory development of the Genisys Payment System. Prosoft agreed to accept the 29,066 shares valued at $3.75 per share in satisfaction of $108,997.50 which would be owned to Prosoft, Inc. by the Company upon completion of the Genisys Payment System.

         In October and November 1996, and February 1997, Joseph Cutrona, in recognition of extensive valuable services rendered to the Company by three employees of the Company, made gifts aggregating 35,000 shares of restricted Common Stock owned by him to the three employees, including a gift of 20,000 shares of restricted Common Stock to John H. Wasko.

         During November and December 1996, the Company and Loeb Holding Corporation signed four eighteen (18) month Promissory Notes whereby Loeb Holding Corporation loaned the Company the sums of $75,000, $30,000, $10,000 and $95,000 (totaling $210,000). The Promissory Notes which bear interest at 10%, mature on May 11, 1998, May 25, 1998, June 2, 1998, and June 9, 1998.

         The Company believes that each of these transactions was entered into on terms at least a favorable to the Company as could have been obtained from unaffiliated third parties.


Item 13.  Exhibits, Financial Statement Schedules and Reports on Form 8-k

(a)      (1)      Financial Statements
                  Included in Part II of this report:

                  Balance Sheets - December 31, 1996 and 1995.

                  Statements of Operations During the Development Stage - For the Period from Inception through December 31, 1996 and the Years Ended December 31, 1996 and August 31, 1995, and for the four months ended December 31, 1995.

                  Statements of Cash Flows - For the Period from Inception through December 31, 1996 and for the Years Ended December 31, 1996 and August 31, 1995, and for the four months ended December 31, 1995.

                  Statement of Changes in Stockholders' Equity - For the Years Ended December 31, 1996 and August 31, 1995, and for the four months ended December 31, 1995.

                  Notes to Financial Statements

         (2)      Financial Statements Schedules
                  There are no schedules which are applicable or required to be filed for the three years ended December 31, 1996 and 1995 and August 31, 1995 and for the four months ended December 31, 1995.

         (3)      Exhibits

          3.1      Registrant's Articles of Incorporation
          3.2      Registrant's By-Laws
          4.1      Form of Common Stock Certificate
          4.2      Redeemable Warrant Agreement with Form of Class A and
                   Class B Warrant
         10.1 Employment Agreement dated October 17, 1996 between Registrant and Joseph Cutrona.
         10.2 Consulting Agreement dated October 18, 1996 between the Registrant and Mark A. Kenny.
         10.3 Employment Agreeement dated October 17, 1996 between Registrant and John Wasko.
         10.4 Copy of lease dated November 1, 1995 between Unicom and Corporate Travel Link, Inc.
         10.5 Copy of Agreement dated June 22, 1995 between American Airlines, Inc., and Corporate Travel Link, Inc., relating to Sabre Extension Program - Associate Distribution and Services Agreement.

         10.6 Copy of Agreement dated June 30, 1995 between American Airlines, Inc. and Corporate Travel Link, Inc., relating to Associate Sabre Equipment Lease Agreement.
         10.7 Copy of Agreement dated June 30, 1995 between American Airlines, Inc., and Corporate Travel Link, Inc.- non-standard system amendment to Corporate Sabre Equipment Lease Agreement.
         10.8 Copy of Script Consulting Agreement dated June 21, 1995 between Worldspan, LP and Corporate Travel Link, Inc.
         10.9 Copy of Script Services agreement dated June 21, 1995 between Worldspan, LP and Corporate Travel Link, Inc.
         10.10 Copy of Galileo Services Display and Reservation Agreement dated August 28, 1995 between Galileo International Partnership and Corporate Travel Link, Inc.
         10.11 Copy of Ancillary Services Agreement dated August 28, 1995 between Galileo International Partnership and Corporate Travel Link, Inc.
         10.12 Copy of Worldspan Car Rental Associate Reservation Agreement between Worldspan, LP and Corporate Travel Link, Inc.

         10.13 Copy of Interim Loan Agreement between the Registrant and Loeb Holding Corporation and certain executives of the Registrant.
         10.14        Prosoft Consulting Agreement
         21        List of Subsidiaries


All of the above-referenced documents, with the exception of the Rule 424(b) Prospectus, are incorporated herein by reference to the Exhibit bearing the same number in the Registrant's Registration Statement on Form SB-2, File No. 333-15011.



(b)      (1)      Reports on Form 8-K
                  The  following  report  relating  to  the  fiscal  year  ended
December 31, 1996 was filed:
                  None

                                 INDEX TO CONSOLIDATED FINANCIAL STATEMENTS




                                                                                                                          Page

Independent Auditors' Report......................................................................................         F-2
Consolidated Financial Statements:
   Consolidated Balance Sheet at December 31, 1996................................................................         F-3
   Consolidated Statements of Operations for the Year Ended December 31,                                                   F-4
      1996,  the Four Months Ended  December 31, 1995, the Year Ended August 31,
      1995, and the Period From March 7, 1994 (commencement of development stage activities) to December 31, 1996......................................................................
  Consolidated Statements of Changes in Stockholders' Equity (Deficiency)                                                  F-5
      for the Year Ended December 31, 1996, the Four Months Ended December 31,
      1995, and Year Ended August 31, 1995........................................................................
   Consolidated Statements of Cash Flows for the Year Ended December 31,                                                   F-6
      1996,  the Four Months Ended  December 31, 1995, the Year Ended August 31,
      1995, and the Period From March 7, 1994 (commencement of development stage activities) to December 31 ,1996......................................................................
   Notes to Consolidated Financial Statements.....................................................................         F-7 to
                                                                                                                           F-14


                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders of Genisys Reservation Systems, Inc.


(A Development Stage Company)

         We have audited the accompanying consolidated balance sheet of Genisys Reservation Systems, Inc. and Subsidiary (formerly Robotic Lasers, Inc. and a Development Stage Company) as of December 31, 1996 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 1996, the four months ended December 31, 1995, the year ended August 31, 1995, and for the period from March 7, 1994 (commencement of development stage activities) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Genisys Reservation Systems, Inc. and Subsidiary (formerly Robotic Lasers, Inc. and a
Development Stage Company) at December 31, 1996 and the results of their operations and their cash flows for the year ended December 31, 1996, the four months ended December 31, 1995, the year ended August 31, 1995 and for the period from March 7, 1994 (commencement of development stage activities) to December 31, 1996, in conformity with generally accepted accounting principles.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is a Development Stage Company and has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                     WISS & COMPANY, LLP

Woodbridge, New Jersey
January 31, 1997 (except as to the waiver of default described in Note 3, for which the date is February 21, 1997)

GENISYS RESERVATION SYSTEMS, INC. AND SUBSIDIARY
(Formerly Robotic Lasers, Inc.)
(A Development Stage Company) CONSOLIDATED BALANCE SHEET DECEMBER 31, 1996


                                     ASSETS
CURRENT ASSETS:
Cash..........................................................................................             $91,548
Prepaid expenses..............................................................................               1,081
        Total Current Assets..................................................................             $92,629
PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION OF
   $65,102....................................................................................             235,285
OTHER ASSETS:
Computer software costs, less accumulated amortization of
   $35,215....................................................................................             312,171
Deferred offering costs.......................................................................             153,210
Debt issue costs, less accumulated amortization of $10,957....................................              45,393
Deposits and other............................................................................              64,910


                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
CURRENT LIABILITIES:
Current maturities of long-term debt..........................................................            $161,282
Accounts payable and accrued expenses.........................................................             304,490
Due to related parties........................................................................              29,652
Accrued interest payable - related parties....................................................              95,748
Accrued consulting fees - related parties.....................................................             101,500

        Total Current Liabilities.............................................................            $692,672
LONG-TERM DEBT:
Long-term debt, less current maturities.......................................................           1,009,757
10% Promissory notes payable..................................................................             563,500
Convertible notes payable.....................................................................              30,000
        Total Liabilities.....................................................................           2,295,929
COMMITMENTS
STOCKHOLDERS' EQUITY (DEFICIENCY):
Preferred stock, $.0001 par value: 25,000,000 shares
   authorized; none outstanding...............................................................          -
Common stock, $.0001 par value: 75,000,000 shares authorized;
   3,280,594 shares issued and outstanding....................................................                 328
Additional paid-in capital....................................................................             252,344
Deficit accumulated during development stage..................................................          (1,645,003)
        Total Stockholders' Equity (Deficiency)...............................................          (1,392,331)

See accompanying notes to consolidated financial statements.

GENISYS RESERVATION SYSTEMS, INC. AND SUBSIDIARY
(Formerly Robotic Lasers, Inc.)
(A Development Stage Company) CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                                                  Period From
                                                                                                                 March 7, 1994
                                                     Year             Four Months           Year               (Commencement of
                                                     Ended               Ended             Ended                  Development
                                                 December 31,        December 31,        August 31,          Stage Activities) to
                                                     1996                1995               1995               December 31, 1996

REVENUES AND EXPENSES DURING
   THE DEVELOPMENT STAGE:
   Revenues..................................         $ -                 $ -               $ -                       $ -
     Expenses:
      General and
        administrative.......................             819,205             250,454          256,621                 1,357,696
      Depreciation and
        amortization.........................              97,721              18,453              240                   116,508
      Interest expense.......................             134,277              24,303           12,219                   170,799

NET LOSS INCURRED DURING THE
   DEVELOPMENT STAGE.........................           $(1,051,203)         $(293,210)          $(269,080              $(1,645,003)

NET LOSS PER COMMON SHARE....................              $(.36)              $(.11)           $(.16)                      $(.74)
WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING.................           2,904,482           2,594,503        1,694,611                   2,230,821


See accompanying notes to consolidated financial statements.

GENISYS RESERVATION SYSTEMS, INC. AND SUBSIDIARY
(Formerly Robotic Lasers, Inc.)
(A Development Stage Company) CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
(DEFICIENCY)

                                                                                                                       Deficit
                                                                                                                         Accumulated
                                                                                                       Additional         During the
                                                                                                         Paid-in         Development
                                                        Total            Shares        Par Value         Capital            Stage
                                                                              Common Stock

BALANCE, AUGUST 31, 1994........................           $(21,510)       1,682,924      $ -           $10,000           $(31,510)
YEAR ENDED AUGUST 31, 1995:
   Contribution of services
      rendered..................................               9,600        -              -              9,600              -
   Net assets received
      (liabilities assumed) in
      reverse acquisition of
      Robotic Lasers, Inc.......................            (14,087)         280,487        28          (14,115)              -
   Change in par value..........................          -                 -              168             (168)              -
   Net loss.....................................           (269,080)        -              -                -            (269,080)
   BALANCE, AUGUST 31, 1995........................           (295,077)       1,963,411       196             5,317      (300,590)
PERIOD ENDED DECEMBER 31, 1995:
   Conversion of related party
      debt into term note and
      common stock..............................              13,406         841,455        84            13,322             -
   Net loss.....................................           (293,210)        -              -                -             (293,210)

BALANCE, DECEMBER 31, 1995......................           (574,881)       2,804,866       280            18,639          (593,800)
YEAR ENDED DECEMBER 31, 1996:
   Issuance of common stock:
      For cash..................................             110,000          55,000         6           109,994            -
      For conversion of
        stockholder note into
        term note and common
        stock...................................               6,703         420,728         42             6,661         -
   Contribution to capital by
      stockholder/officer.......................              76,700                       -               76,700         -
   Issuance of warrants, less
      related costs of $1,150...................              10,350                       -               10,350         -
   Common stock (15,000 shares)
      transferred to certain
      employees by a stockholder
      in consideration of
      services rendered.........................              30,000        -              -               30,000         -
   Net loss.....................................         (1,051,203)                       -                -          (1,051,203)

BALANCES, DECEMBER 31, 1996.....................          $(1,392,331)     3,280,594       $328          $252,344     $(1,645,003)




See accompanying notes to consolidated financial statements.

GENISYS RESERVATION SYSTEMS, INC. AND SUBSIDIARY
(Formerly Robotic Lasers, Inc.)
(A Development Stage Company) CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                                                   Period From
                                                                                                                  March 7, 1994
                                                                         Four Months           Year               (Commencement
                                                     Year Ended             Ended             Ended               of Development
                                                    December 31,        December 31,        August 31,         Stage Activities) to
                                                        1996                1995               1995             December 31, 1996

CASH FLOWS FROM OPERATING
   ACTIVITIES:
                                                         $(1,051,203)       $(293,210)      $(269,080)                  $(1,645,003)
   Net loss.....................................
      loss to net cash flows from
      operating activities:
      Depreciation and
        amortization............................              97,721          18,453              240                       116,508
      Contribution of services
        rendered to capital.....................              30,000          -                 9,600                        49,600
      Changes in operating assets
        and liabilities:
        Prepaid expenses........................               (378)          3,031          (3,734)                        (1,081)
        Other assets............................            (38,162)        218,053        (243,255)                       (65,564)
        Accounts payable and
           accrued expenses.....................             365,630         27,649           94,372                        487,651
           Net cash flows from
              operating activities..............           (596,392)       (26,024)        (411,857)                    (1,057,889)
CASH FLOWS FROM INVESTING
   ACTIVITIES:
   Acquisition of equipment and
      software..................................           (327,999)      (319,774)        -                              (647,773)
CASH FLOWS FROM FINANCING
   ACTIVITIES:
   Loans and advances from
      related parties...........................              10,526         7,506         (12,001)                         29,652
   Proceeds from issuance of
      notes payable.............................             305,000       215,000          435,000                        955,000
   Payments under computer
      equipment leases..........................            (53,352)       (9,724)        -                               (63,076)
   Proceeds from sale and
      lease-back................................             150,162      144,482        -                                294,644
   Proceeds from issuance of
      convertible notes.........................              30,000          -                 -                         30,000
   Proceeds from sale of common
      stock.....................................             110,000          -                 -                         110,000
   Contribution to capital -
      stockholder/officer.......................              76,700          -                 -                         76,700
   Proceeds from issuance of 10%
      promissory notes and
      related warrants..........................             575,000          -                 -                          575,000
   Costs paid upon issuance of
      promissory notes and
      warrants..................................            (57,500)          -                 -                        (57,500)
   Deferred offering costs......................           (153,210)          -                 -                         (153,210)
           Net cash flows from
              financing activities..............             993,326             357,264          422,999               1,797,210
NET CHANGE IN CASH..............................              68,935              11,466           11,142                  91,548
CASH, BEGINNING OF PERIOD.......................              22,613              11,147                5               -
CASH, END OF PERIOD.............................             $91,548             $22,613          $11,147                  $91,548
SUPPLEMENTAL CASH FLOW
   INFORMATION:
   Interest paid................................             $37,250              $8,426       $ -                        $45,676
   Net liabilities assumed in
      reverse acquisition.......................         $ -                 $ -             $14,087                        $14,087
   Conversion of related party
      debt into common stock....................              $6,703             $13,406       $ -                          $20,109


See accompanying notes to consolidated financial statements.

GENISYS RESERVATION SYSTEMS, INC. AND SUBSIDIARY
(Formerly Robotic Lasers, Inc.)
(A Development Stage Company) NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



         Note 1 -          History of the Company, Nature of the Business and
                           Summary of
                           Significant Accounting Policies:

         History of the Company and Nature of the Business - Genisys Reservation Systems, Inc. (the "Company") was originally incorporated in April 1986 as JECO2 Lasers, Inc., changed its name to Robotic Lasers, Inc. in December 1987 and further changed to its current name in July 1996. In March 1995, the Company sold all of its assets, rights and properties relating to a certain laser research and development agreement (subject to certain liabilities). On August 11, 1995, the Company acquired Corporate Travel Link, Inc. ("Travel Link") a development stage company, by issuing 1,682,924 shares of its restricted common stock in exchange for all of the then issued and outstanding shares of common stock of Travel Link. For accounting purposes, the share exchange transaction and combination of Travel Link with the Company has been treated as a reverse acquisition by, and a recapitalization of, Travel Link. The net assets of the Company of $(14,000) consisted primarily of accounts payable of $14,000. The previous historical financial statements of the Company are no longer reported and the financial statements of Travel Link (since its formation in March 1994) are now reported as the historical consolidated financial statements of the Company and its subsidiary.

         The Company is a development stage company and is developing computerized limousine reservation and payment systems for the business traveler. The Company anticipates that the proprietary software being developed will enable a system of limousine reservations to be completely computerized and operate without human intervention.

         The Company has generated no revenues and has no commercial operations to date. The Company has been unprofitable since inception and expects to incur additional operating losses over the next several quarters. The Company expects to commence generating revenue from operations during the fiscal year ending December 31, 1997.

         Estimates and Uncertainties - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, as determined at a later date, could differ from those estimates.

         Principles of Consolidation - As indicated above, the consolidated financial statements include the accounts of the Company's wholly-owned subsidiary, Travel Link and, since August 11, 1995, those of the Company. Retroactive effect has been given to the exchange of shares for Travel Link to March 7, 1994. All significant intercompany transactions and accounts have been eliminated in consolidation.

         Financial Instruments - Financial instruments include cash and equivalents, other assets, accounts payable, accrued expenses and longterm debt. The amounts reported for financial instruments are considered to be reasonable approximations of their fair values, based on market information available to management.

         Cash and Equivalents - The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Note 1 - History of the Company, Nature of the Business and Summary of Significant Accounting Policies: (Continued)

         Concentration of Credit Risk - The Company maintains its cash balances in several financial institutions. The accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 1996, there were no uninsured balances.

         Property and Equipment - Property and equipment is stated at cost and depreciated using the straight-line method over an estimated useful life of 5 years.

         Computer Software Costs Relating to Reservation and Payment Systems - The Company capitalizes the external direct costs of materials and services and interest consumed in the development of the Genisys Reservation and Payment Systems (no internal direct costs are anticipated). Such costs will be amortized on a straight-line basis over three years, subject to periodic evaluation for impairment.

         Deferred Offering Costs - Offering costs have been deferred, pending the outcome of the offering contemplated herein. If the offering is successful, these costs will be charged against additional paid-in capital, otherwise, they will be charged to expense.

         Debt Discount and Debt Issue Costs - Costs related to the issuance of debt are capitalized. Such costs and any related debt discount are amortized over the term of the related debt.

         Income Taxes - Deferred tax assets and liabilities are computed annually for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the temporary differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

         Stock Options - The Company accounts for stock option grants using the intrinsic value based method prescribed by APB Opinion No. 25. Since the exercise price equalled or exceeded the estimated fair value of the underlying shares at the date of grant, no compensation was recognized in 1996 and 1995.

         Had compensation cost been based upon the fair value of the option on the date of grant, as prescribed by Statement of Financial Accounting Standards No. 123, the Company's proforma net loss and net loss per share would have been approximately $(1,086,000) ($.37 per share) in 1996 and $(313,000) ($.12 per share) for the period ended December 31, 1995, using the Black Sholes option pricing model.

         Fiscal Year - In December 1995, the Board of Directors voted to change the Company's fiscal year to a calendar year, effective December 31, 1995.

         Net Income (Loss) Per Common Share - Net income (loss) per common share is based upon the weighted average number of outstanding common shares. The shares issuable upon the exercise of outstanding warrants and options or upon conversion of outstanding debt have been excluded since the effect would be antidilutive, due to net losses for all periods presented.

         Note 2 - Operating and Liquidity Difficulties and Management's Plans to
Overcome: The accompanying financial statements of the Company have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course

         Note 2 - Operating and Liquidity Difficulties and Management's Plans to
Overcome:  (continued)

of business. The Company has reported net losses since inception and expects to incur additional operating losses over the next several quarters. The Company has also experienced liquidity difficulties since inception, and in order to continue the development of the Company's reservation and payment system, needs significant additional financing. The Company has financed its operations since inception with the proceeds from the issuance of long-term debt.

         Since inception, the operations of the Company have been limited to market research and developing a software and hardware system for computerizing the limousine reservation and payment system. The development of both the reservation and payment systems have been completed and are currently undergoing testing. No assurance can be given that the Company's reservation and payment system will achieve commercial feasibility.

         The Company's working capital and its capital requirements will depend upon numerous factors, including, without limitation, the progress of the Company's system development and testing, competition, industry technological advances and the ability of the Company to market its limousine reservation system. The Company will require additional significant financing to complete the system development and testing, cover anticipated losses and sustain operations in 1997 and beyond and, in addition, to satisfy the repayment of long-term debt. There can be no assurance that the financing needed for attaining commercial viability of the Company's reservation and payment system will be obtained. If the Company is unable to raise sufficient capital, it will delay and could prevent the Company's ability to bring the reservation and payment systems on-line.

         The Company intends to fund its operations and other capital needs for the next twelve months substantially from the net proceeds of additional borrowings and a contemplated public offering, but there can be no assurance that the net proceeds of such contemplated offering, if successful, will be sufficient for these purposes. There is also no assurance that such financing will be available, or that it will be available on acceptable terms.

         Reference should be made to "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere herein for additional information.

         Note 3 - Long-term Debt: Notes Payable - Stockholder - In February 1995, the Company signed an agreement with a then unrelated party pursuant to which the Company borrowed $500,000 as evidenced by a series of Convertible Promissory Notes. In September 1995, the Convertible Promissory Notes were converted into 841,455 shares of the Company's common stock and two Promissory Notes with principal amounts of $475,000 and $25,000, respectively. Such 841,455 shares had been contributed back to the Company by its original stockholders who acquired the shares in March 1994, For accounting purposes, such transaction has been treated as a 2 for 3 reverse stock split. The common stock issued upon conversion and the related debt discount ($13,406) have been recorded based upon their estimated fair values and that of the notes.

         The $475,000 note is to be repaid in twelve equal quarterly installments commencing two years from the date of such note. This note bears interest at nine percent (9%) per annum payable quarterly. The $25,000 promissory note accrues interest at nine percent (9%) per annum (payable quarterly) and is convertible at the sole option of the note holder into 266,667 shares of common stock of the Company. Unless previously converted, this $25,000 note will be repaid by the Company in twelve equal quarterly installments commencing on April 1, 1998.

         In December 1995, the Company and this stockholder signed an additional loan agreement whereby the stockholder agreed to loan the Company up to an additional $250,000. In December 1995, the stockholder loaned the Company $150,000 and, during the first quarter of 1996, the stockholder loaned the Company an additional $100,000. In November 1996, the stockholder converted these additional loans, totaling $250,000, into two 9% term notes ($237,500 and $12,500) and 420,728 shares of common stock of the Company. The common stock issued upon conversion and the related debt discount ($6,703) have been recorded based upon their estimated fair values and that of the notes. The $237,500 note is to be repaid in 12 equal quarterly installments commencing two (2) years from the date of such note. The $12,500 note is convertible into 133,333 shares of common stock of the Company. Unless previously converted, this $12,500 note will be repaid by the Company in twelve equal quarterly installments commencing on April 1, 1998.

         Total borrowings from the stockholder totalled $750,000 at December 31, 1996 and accrued interest was $94,003. The Company has not paid any interest under these loan agreements to date. In February 1997, the stockholder agreed that interest payments on its notes, which are currently in default, would be deferred until September 1997. The stockholder also waived any defaults on the notes through February 1997.

         Notes Payable - Related Party - During November and December 1996, the Company and the investment banking firm described in Note 4 signed four 18 month Promissory Notes whereby the investment banking firm loaned the Company a total of $210,000, of which $205,000 was received by December 31, 1996. Such Notes bear interest at 10% and mature in May and June 1998. Accrued interest totalled $1,745 at December 31, 1996.

         Capital Leases - In September 1995, January 1996 and December 1996, the Company entered into sale and lease-back arrangements whereby the Company sold the bulk of its computer hardware and commercially purchased software to a lessor for amounts totalling $295,000 and agreed to lease back such equipment for initial terms ranging from 24 to 30 months. The obligations under these leases at December 31, 1996 are summarized as follows:


                                                                                     Imputed
                                                                                     Interest
Description                                                                            Rate

Capital leases payable in monthly installments
   totalling $11,960 through various expiration dates,
   collateralized by the computer equipment and                                   25.4% to
   software.......................................................................26.6%                $321,670
Less: Amount representing interest................................................                       90,102


                                                                                                 ------------
Present value of minimum lease payments...........................................                      231,568
Less: Current maturities..........................................................                       88,515

                                            F-10


Note 3 - Long Term Debt: (Continued)

        A summary of long-term debt follows:

Notes payable - stockholder, less unamortized debt discount
   of $15,529...............................................................................          $734,471
Notes payable - related party...............................................................           205,000
Capital leases..............................................................................           231,568
                                                                                                    1,171,039
Less: Current maturities....................................................................           161,282


         Long-term debt matures as follows:

Year Ending December 31,

1997........................................................................................          $161,282
1998........................................................................................           465,557
1999........................................................................................           296,259
2000........................................................................................           186,045
2001........................................................................................            61,896
                                                                                             ---------------


         Convertible Notes Payable - In April and June 1996, the Company borrowed a total of $30,000 from two unaffiliated parties. These notes bear interest at 7% per annum, payable on the last day of each calendar quarter, commencing March 31, 1997. The maturity dates are the earlier of January 1, 1998 or upon the consummation of a public offering of the Company's common stock. If the maturity dates of these notes occur prior to January 1, 1998, the notes will be converted into 15,000 shares of the Company's common stock.


         Note 4 - Commitments: Leases - The Company leases its administrative facilities under a five-year lease expiring in November 2000. The lease provides for annual rent of $25,500.

         Rent expense totalled $26,000, $7,000, $14,000 and $54,000 for the year ended December 31, 1996, the four months ended December 31, 1995, the year ended August 31, 1995 and the period from March 7, 1994 (date of commencement of development stage activities) to December 31, 1996, respectively.

         Employment Agreements - The Company entered into employment agreements with its President in September 1995 (modified in October 1996), and with its Secretary/Treasurer in October 1996. The agreements provide for aggregate annual compensation of $125,000 effective October 1996 and $180,000 effective January 1997, until modified by the Company.

         Consulting Agreements - In October 1996, the Company executed a consulting agreement to develop software to operate the Genisys Payment system for a total price of $218,000 of which $109,000 would be paid in cash and $109,000 in shares of the Company's common stock at a negotiated price of

$3.75/share. The shares are to be transferred by two stockholders and, accordingly, will be considered a contribution to capital. The Company has agreed to issue an equal number of new shares of restricted common stock to such stockholders in six equal installments, if the Company meets certain performance criteria on six specified dates.

         The Company entered into a consulting agreement in October 1996 with a director, who formerly served as the Company's Executive Vice- President. The agreement provides for monthly consulting fees of $6,500 through February 1997 and $8,400 per month thereafter, until modified by the Company. Fees accrued during 1996 pursuant to this agreement totalled $16,000.

         In September 1995, the Company entered into a three year consulting agreement with an investment banking firm whose managing director is a stockholder and the Chairman of the Board of Directors of the Company. The agreement provides for a consulting fee of $3,000 per month. During 1996, fees totalled $36,000 and are included in accrued consulting fees at December 31, 1996. Also included in accrued consulting fees is $49,500 of fees for consulting services provided to the Company in 1996 by its current Chief Financial Officer.

         Note 5 - Income Taxes: Deferred income taxes reflect the net effects of temporary differences between the amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The principal temporary difference arises from the net operating loss carryforwards and results in a deferred tax asset of approximately $600,000 at December 31, 1996.

         A valuation allowance is provided when it is more likely than not that some portion of the deferred tax asset will not be realized. The Company has determined, based on its recurring net losses, lack of a commercially viable product or system and it being a development stage company, that a full valuation allowance is appropriate at December 31, 1996.

         A reconciliation of the provision (benefit) for income taxes computed at the federal statutory rate of 34% and the effective tax rate of income (loss) before income taxes is as follows:


                                                                                   Year Ended         Period Ended       Year Ended
                                                                                  December 31,        December 31,       August 31,
                                                                                      1996                1995              1995

Computed tax benefit on net loss at federal                                             $(347,000)           $(99,000)    $(91,000)
   statutory rate.............................................................
State income tax benefit, net of federal income tax                                       (61,000)            (17,000)     (16,000)
   effect.....................................................................
Tax effect of net operating losses not currently                                           408,000             116,000     107,000
   usable.....................................................................
Provision (benefit) for income taxes..........................................         $-                  $-                $-




         At December 31, 1996, the Company had net operating loss carryforwards of approximately $1,600,000 expiring through 2010.

         Current tax law limits the use of net operating loss carryforwards after there has been a substantial change in ownership (as defined) during a three year period. Because of the possible future changes in common stock ownership, the use of the Company's net operating loss carryforwards may be subject to an annual limitation. To the extent amounts available under the annual limitation are not used, they may be carried forward for the remainder of 15 years from the year the losses were originally incurred.

         Note 6 - Stockholders' Equity: Preferred Stock - The Company's Certificate of Incorporation authorizes the issuance of up to 25,000,000 shares of Preferred Stock. None of such Preferred Stock has been designated or issued to date. The Board of Directors is authorized to issue shares of Preferred Stock from time to time in one or more series and to establish and designate any such series and to fix the number of shares and the relative conversion rights, voting rights, terms of redemption and liquidation.

         Sales of Common Stock - During the quarter ended March 31, 1996, the Company sold 5,000 shares of its restricted common stock to a former officer and director of the Company for $10,000. In addition, the Company sold, to an unaffiliated private investor, 25,000 shares of its restricted common stock for $50,000. In November 1996, the Company sold 25,000 shares of the Company's restricted common stock to another unaffiliated party for $50,000.

         Stock Splits - In July 1996, the Company's stockholders approved and effectuated a one for two reverse stock split. As indicated in Note 3, the contribution of shares by the original stockholders has been treated as a 2 for 3 reverse stock split. Stock splits have been retroactively reflected in the accompanying consolidated financial statements.

         Private Offering - Pursuant to a private  offering,  the Company issued
11.5 units to various unrelated parties in May and June 1996. Each $50,000 unit consists of a $49,000 three-year promissory note (bearing interest at 10% per annum) and a Class A redeemable common stock purchase warrant valued at $1,000 per unit. Each warrant entitles the holder to purchase 25,000 shares of the Company's common stock at $5.75 per share. Gross proceeds of this private offering totalled $575,000.

         The principal and interest on the promissory notes are to be repaid at the earlier of three years from issuance of such notes or 30 days after the closing date of the Company's first underwritten public offering. Each Class A common stock purchase warrant entitles the holder to purchase a share of the Company's common stock at an exercise price of $5.75 per share. The rights represented by this warrant are exercisable commencing 90 days after the effective date of a public offering registration statement until four years thereafter. The terms and conditions of these warrants are subject to adjustment to conform with the warrants to be registered upon the effectiveness of the contemplated registration statement to be filed with the Securities and Exchange Commission. Warrants to purchase 287,500 shares of the Company's common stock are currently outstanding pursuant to this private offering.

         Cancellation of Shares - In August 1996, the Company gave notice to a former officer that it was cancelling the 333,216 shares of its common stock which had been issued to the former officer in connection with services to be provided at the inception of Travel Link. Such cancellation relates to various claims made by the Company against the former officer and failure to provide services to the Company. The former officer has informed the Company that he will contest any attempt by the Company to cancel his shares. Pending return of the shares, they are considered outstanding for all periods presented herein.

         Warrants and Options - In August 1995, the Company granted an option to purchase 25,000 shares of its common stock to an officer, exercisable at $.60 per share through August 2000. In November 1996, the Company granted an option to purchase 35,000 shares of its common stock to the same officer exercisable at $2.00 per share through November 2001.
These warrants were immediately exercisable and fully vested.

         In connection with the leases described in Note 3, the Company granted to the lessor warrants to purchase a 22,098 shares of common stock at an exercise price of $2 per share.

         Contribution to Capital - During the year ended December 31, 1996, in order to raise additional working capital, the Company's President sold 37,600 shares of restricted common stock of the Company owned by him to nineteen unaffiliated third parties at prices ranging from $2.00 to $2.50 per share for total proceeds of $76,700. Such proceeds were remitted to the Company in the form of a capital contribution. The Company's former Executive Vice President, has agreed to use his own shares of restricted common stock of the Company to reimburse the Company's President for one-half of the number of shares he sold.

         Note 7 - Subsequent Event (Unaudited): Contingency - On February 20, 1997, two individuals filed an action against the Company and Travel Link in the Superior Court of New Jersey seeking, among other things, damages in the amount of 8% of any financing secured by Travel Link resulting from the plaintiff's efforts as well as 5% of the Company's Common Stock allegedly due for services rendered in connection with the Company's acquisition of Travel Link in 1995. The claim for monetary damages is based upon a written agreement between Travel Link and plaintiffs while the claim for the shares of the Company's Common Stock is based upon alleged oral representations and promises made by an officer of Travel Link. Management believes that the plaintiffs have not introduced any financings to the Company and intends to vigorously defend the action. No assurances can be given that the Company will prevail in this matter.

SIGNATURES

                  Pursuant to requirements of Section 13 or 15(d) of the Securities Act of 1934, the Registrant has duly caused this Annual Report and any subsequent amendments thereto to be singed on its behalf by the undersigned, thereunto duly authorized.


March 31, 1997

                        GENISYS RESERVATION SYSTEMS, INC.
                         (formerly Robotic Lasers, Inc.)


                                            /s/  Joseph Cutrona
                                            President and Director


         Pursuant to the requirements of the Securities Act of 1934, this Report has been signed below by the following persons in their respective capacities with the Registrant and on the dates indicated.


                                            /s/ John H. Wasko
                                            John H. Wasko
                                            Secretary, Treasurer and
                                            Principal Financial Officer

SIGNATURES

                  Pursuant to requirements of Section 13 or 15(d) of the Securities Act of 1934, the Registrant has duly caused this Annual Report and any subsequent amendments thereto to be singed on its behalf by the undersigned, thereunto duly authorized.


March 31, 1997

                        GENISYS RESERVATION SYSTEMS, INC.
                         (formerly Robotic Lasers, Inc.)


                                            /s/  Joseph Cutrona
                                            President and Chairman



         Pursuant to the requirements of the Securities Act of 1934, this Report has been signed below by the following persons in their respective capacities with the Registrant and on the dates indicated.


                                            /s/ John H. Wasko
                                            John H. Wasko
                                            Secretary, Treasurer and
                                            Principal Financial Officer